UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03101

CALVERT TAX-FREE RESERVES
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2005

Item 1. Report to Stockholders.


Calvert

Investments that make a difference®

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December 31, 2005

Annual Report

Calvert Tax-Free Reserves
Money Market Portfolio
Limited-Term Portfolio
Long-Term Portfolio

Calvert
Investments that make a difference

A UNIFI Company

Calvert Tax-Free Reserves

Table of Contents

President's Letter
2

Portfolio Manager Remarks
4

Shareholder Expense Example
13

Report of Independent Registered Public Accounting Firm
15

Statements of Net Assets
16

Notes to Statements of Net assets
38

Statements of Operations
39

Statements of Changes in Net Assets
40

Notes to Financial Statements
44

Financial Highlights
50

Explanation of Financial Tables
55

Proxy Voting and Availability of Quarterly Portfolio Holdings
57

Basis for Board's Approval of Investment Advisory Contract
57

Trustee and Officer Information Table
62

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Dear Shareholder:

Over the past 12 months, the U.S. economy and fixed-income markets have proved remarkably resilient while facing challenges from higher energy prices, the ongoing war in Iraq, rising interest rates and the devastating effects of Hurricanes Katrina, Rita and Wilma. Calvert responded to the Gulf coast hurricanes with both humanitarian and financial assistance, and by crafting the "Katrina Principles" (learn more at www.calvert.com) that serve as guidelines to support sustainable rebuilding in the Gulf region.

In 2005, the Federal Reserve continued its campaign of quarter-point short-term interest rate increases to offset potential inflation, raising the Fed funds rate eight times to a still-moderate 4.25%. As a result, money market rates kept pace with the hikes and the average money market fund returned 2.4% for the year.1

The Impact of Rate Increases

Typically, as interest rates rise, bond prices -- and the value of bond funds -- decline. Short-term and, to a lesser extent, intermediate-term bond rates did rise during the year. But yields of longer-dated maturities remained largely flat before falling slightly at the end of the year--although this was more true of corporate bonds than municipals. In fact, looking at the broader indices, municipals outperformed taxable bonds in 2005, even before adjusting for taxes.2

Overall, positive bond returns were generated from income and price appreciation. Given the market's current anomalies, and the Fed's recent signals that it may be nearly done raising short-term interest rates, many bond fund investors are wondering where the market is headed over the next year.

A Long-Term, Disciplined Outlook

While no one can answer this question definitively, we believe that in any market environment, and particularly in challenging ones, it's wise to adhere to a long-term, well-diversified portfolio strategy that includes bond and money-market funds.

Calvert's expertise in the fixed-income markets spans 30 years, covering virtually every type of interest-rate environment. Over this period, our management team has refined its investment process that includes four key strategic components, which we refer to collectively as FourSight.TM This flexible process for seeking solid investments in any type of market includes: managing duration, monitoring the yield curve, optimizing sector allocation, and analyzing credit quality.

Calvert encourages you to work with a financial professional, who can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a thoughtful investment strategy.

As Calvert embarks on our 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
January 2006

1. iMoneyNet, "Low Long-Term Rates Hurt Bond Funds," Wall Street Journal, January 5, 2006
2. Lehman Brothers Municipal Bond Index returned 3.5% during 2005 versus 2.4% for the Lehman Brothers Aggregate Bond Index.

Calvert Tax-Free Reserves
Money Market Portfolio

Performance

For the 12-month reporting period ended December 31, 2005, Calvert Tax-Free Reserves Money Market Portfolio Class O shares returned 1.79%, versus 1.76% for the benchmark Lipper Tax-Exempt Money Market Funds Average.

Investment Climate

Over the reporting period, the Federal Reserve's Open Market Committee (FOMC) increased the target Fed funds rate at each of its eight scheduled meetings. By the end of the period, the rate stood at 4.25%. Money-market interest rates, including that on the three-month Treasury bill, rose in response to these hikes.1 Confounding our expectations and those of most of the market, though, was the fact that the increase in long-term interest rates over the reporting period was so small despite these rate hikes. In February, outgoing Fed Chairman Greenspan described this atypical behavior as a "conundrum."2 The 10-year Treasury yield moved slightly higher, to 4.39%, and the 30-year fixed-rate mortgage rate rose from 5.81% to 6.22%.

Despite sharply higher energy prices and a damaging hurricane season, the economy moved forward at a 3.5% year-over-year pace, as measured by GDP (gross domestic product), for the reporting period. Payroll growth faltered after Hurricane Katrina but still averaged 167,000 new jobs monthly, while the unemployment rate fell from 5.4% to 4.9%. Inflation, as reflected in the headline CPI (consumer price index), was up 3.4%. However, the core CPI, which excludes volatile food and energy prices, was steady at 2.2%. Rising inflation led the FOMC to consistently address the topic of inflation in its regular monetary policy statements.

Portfolio Strategy

During the reporting period, we focused on purchasing variable-rate securities, whose rates adjust with changes in short-term rates. In doing so, we positioned the Portfolio to take advantage of the rising money-market rates that result when the market anticipates an FOMC Fed funds rate increase. As market rates rose in response to the eight Fed funds rate increases, the Portfolio captured the increases. (At the beginning of the reporting period, weekly variable rate demand note rates were at 2.01%, and by year-end they had increased to

3.57%.3)

In addition, we maintained an average-days-to-maturity near that of our peer group as the year progressed. We took this position because we, like many other market participants, believed the FOMC was nearing the end of its rate hikes. As of December 26, 2005, the average tax-free money market fund had an average-days-to-maturity of 30 days, while that of the Portfolio was 27 days.4

Outlook

The FOMC's rate hikes have restored the target Fed funds rate to a more neutral level, neither overly accommodative nor restrictive. We believe the Fed funds target rate will eventually reach between 4.5% and 4.75% in 2006. Following these increases, we believe FOMC action should depend on what the economic data indicate about the state of the economy going forward. Ben Bernanke takes over as Fed Chairman on February 1, 2006, and we look for a smooth transition from the Greenspan era. We expect another year of reasonable economic growth in the U.S. Risks to that expansion, however, would include a meaningful slowdown in the housing sector that could dampen consumer consumption, or a pick-up in core inflation that could raise long-term interest rates, which currently are very low.

Looking ahead, we believe the Portfolio is well positioned for the current economic and market environment.

January 2006

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2005, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. The three-month T-Bill yield rose from 2.22% to 4.08%.
2. Testimony before Congress on February 16, 2005.
3. Source: Goldman Sachs Municipal Money Markets Morning Report
4. Source: iMoneynet

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The 7-day effective yield more closely reflects the current earnings of the portfolio than the total return quotations.

Portfolio Managers

Thomas A. Dailey
James B. O'Boyle

Fund
Information

asset allocation

tax-exempt
money market

NASDAQ symbol

CTMXX

CUSIP number

131620-10-6

Portfolio
statistics

weighted
average maturity
12.31.05	26 days
12.31.04	31 days

Economic Sectors
(% of Total Investments)

Airport	0.2%
Bond Bank	0.9%
Development	21.4%
Education	11.0%
Facilities	6.9%
General Obligation	5.8%
General Revenue	14.2%
Government Agency Obligations	3.2%
Housing	13.6%
Medical	11.7%
Pollution Control	4.9%
Transportation	3.1%
Utilities	3.1%

Total	100%

class O
average annual
total return
as of 12.31.05
1 year	1.79%
5 year	1.24%
10 year	2.31%
inception	3.94%
(3.04.81)

class I
average annual
total return
as of 12.31.05
1 year	2.09%
5 year	1.57%
inception	2.45%
(8.01.97)

7-day simple/ effective yield
as of 12.31.05
Class O	2.75%/2.79%
Class I	3.07%/3.12%

Calvert Tax-Free Reserves Limited-Term Portfolio

Performance

For the 12-month reporting period ended December 31, 2005, Calvert Tax-Free Reserves Limited-Term Portfolio Class A shares (at NAV) returned 2.21%, ahead of the benchmark Lehman 1-Year Municipal Bond Index (at 1.49%) and the Lipper Short Municipal Debt Funds Average (at 1.42%).

Investment Climate

Over the reporting period, the Federal Reserve's Open Market Committee (FOMC) increased the target Fed funds rate at each of its eight scheduled meetings. By the end of the period, the rate stood at 4.25%. Money-market interest rates, including that on the three-month Treasury bill, rose in response to these hikes.1 Confounding our expectations and those of most of the market, though, was the fact that the increase in long-term interest rates over the reporting period was so small despite these rate hikes. In February, outgoing Fed Chairman Greenspan described this atypical behavior as a "conundrum."2 The 10-year Treasury yield moved slightly higher, to 4.39%, and the 30-year fixed-rate mortgage rate rose from 5.81% to 6.22%.

Despite sharply higher energy prices and a damaging hurricane season, the economy moved forward at a 3.5% year-over-year pace, as measured by GDP (gross domestic product), for the reporting period. Payroll growth faltered after Hurricane Katrina but still averaged 167,000 new jobs monthly, while the unemployment rate fell from 5.4% to 4.9%. Inflation, as reflected in the headline CPI (consumer price index), was up 3.4%. However, the core CPI, which excludes volatile food and energy prices, was steady at 2.2%. Rising inflation led the FOMC to consistently address the topic of inflation in its regular monetary policy statements.

Portfolio Strategy

Our strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

Through the reporting period

We maintained our defensive posture in terms of relatively short duration and high credit quality in the Portfolio during 2005, since the FOMC made clear it would continue to raise the short-term Fed funds rate. Those increases led to a steady rise in short-term municipal-bond rates as well. One- to three-year AAA municipal rates rose approximately 1% during the year.

Portfolio performance benefited primarily from three sources. First among these was rising rates on the Portfolio's variable-rate demand notes, which reset to reflect the FOMC's short-term rate increases. The second benefit came from reinvestment of lower-yielding securities into higher-yielding ones as the former matured. Finally, the Portfolio benefited from stabilization or improvement in its multi-family housing bond holdings. Reinvestment of higher-coupon securities -- purchased in early 2000 and 2001, when market rates were higher -- detracted from Portfolio performance, since the reinvestment was made when rates were lower.

Going forward

We've begun to take a slightly less defensive stance, since the FOMC has removed most of the accommodation in the Fed funds rate and since further rate increases become more dependent on economic data. We continue to concentrate purchases on higher-rated bonds since we still believe lower-rated issues don't offer much yield incentive. We remain slightly defensive from an interest-rate standpoint, as well, since economic growth has been so resilient. We believe municipal-bond issuance should continue to be abundant in 2006.

Outlook

The FOMC's rate hikes have restored the target Fed funds rate to a more neutral level, neither overly accommodative nor restrictive. We believe the Fed funds target rate will eventually reach between 4.5% and 4.75% in 2006. Following these increases, we believe FOMC action should depend on what the economic data indicate about the state of the economy going forward. Ben Bernanke takes over as Fed Chairman on February 1, 2006, and we look for a smooth transition from the Greenspan era. We expect another year of reasonable economic growth in the U.S. Risks to that expansion, however, would include a meaningful slowdown in the housing sector that could dampen consumer consumption, or a pick-up in core inflation that could raise long-term interest rates, which currently are very low.

We continue to maintain a slightly defensive posture in the Portfolio with regard to perceived economic strength and believe performance will continue to benefit from our overweight to variable-rate demand notes and bias toward higher-quality securities.

January 2006

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2005, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. The three-month T-Bill yield rose from 2.22% to 4.08%.
2. Testimony before Congress on February 16, 2005.

Portfolio Managers

Thomas A. Dailey
James B. O'Boyle

Fund
Information

asset allocation

short-term
tax-exempt bonds

NASDAQ symbol

CTFLX

CUSIP number

131620-20-5

comparative Investment Performance (Total Return at NAV)
(as of 12.31.05)

	CTFR	Lipper Short	Lehman 1 Year
	Limited-Term	Municipal Debt	Municipal
	Portfolio	Funds Average	Bond Index
1 year	2.21%	1.42%	1.49%
5 year*	2.45%	2.65%	2.76%
10 year*	3.15%	3.33%	3.58%

Total return at NAV does not reflect the deduction of the Portfolio's 1.00% front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of Portfolio's maximum front-end sales charge of 1.00%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Source: Lipper Analytical Services, Inc.

Portfolio
statistics

monthly
dividend yield
12.31.05	2.89%
12.31.04	2.09%

30 day SEC yield
12.31.05	3.32%
12.31.04	2.10%

weighted
average maturity
12.31.05	415 days
12.31.04	317 days

effective duration
12.31.05	343 days
12.31.04	277 days

average annual
total return
as of 12.31.05
1 year	1.16%
5 year	2.24%
10 year	3.05%
inception	5.11%
(3.04.81)

Economic Sectors
(% of Total Investments)

Airport	1.3%
Bond Bank	1.5%
Development	15.1%
Education	15.2%
Facilities	5.1%
General Obligation	18.0%
General Revenue	10.3%
Housing	17.1%
Medical	6.1%
Pollution Control	3.4%
Transportation	3.6%
Utilities	3.3%

Total	100%

Calvert Tax-Free Reserves
Long-Term Portfolio

Performance

For the 12-month period ended December 31, 2005, Calvert Tax-Free Reserves Long-Term Portfolio Class A shares (at NAV) returned 4.15%, versus the benchmark Lehman Municipal Bond Index return of 3.51%. The peer group Lipper General Municipal Debt Funds Average returned 3.00% for the period.

Investment Climate

Over the reporting period, the Federal Reserve's Open Market Committee (FOMC) increased the target Fed funds rate at each of its eight scheduled meetings. By the end of the period, the rate stood at 4.25%. Money-market interest rates, including that on the three-month Treasury bill, rose in response to these hikes.1 Confounding our expectations and those of most of the market, though, was the fact that the increase in long-term interest rates over the reporting period was so small despite these rate hikes. In February, outgoing Fed Chairman Greenspan described this atypical behavior as a "conundrum."2 The 10-year Treasury yield moved slightly higher, to 4.39%, and the 30-year fixed-rate mortgage rate rose from 5.81% to 6.22%.

Despite sharply higher energy prices and a damaging hurricane season, the economy moved forward at a 3.5% year-over-year pace, as measured by GDP (gross domestic product), for the reporting period. Payroll growth faltered after Hurricane Katrina but still averaged 167,000 new jobs monthly, while the unemployment rate fell from 5.4% to 4.9%. Inflation, as reflected in the headline CPI (consumer price index), was up 3.4%. However, the core CPI, which excludes volatile food and energy prices, was steady at 2.2%. Rising inflation led the FOMC to consistently address the topic of inflation in its regular monetary policy statements.

In 2005, total municipal bond issuance in the U.S. reached a record-breaking $408 billion, as long-term interest rates remained stubbornly low in the face of short-term interest rate hikes.3 Bond issuers continued to take advantage of the low level of long-term rates to address new financing needs as well as to refinance their higher-rate debt.

Portfolio Strategy

Our strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

Through the reporting period

One of the most notable occurrences in the market was the fact that long-term interest rates on municipal bonds with 20 or more years' maturity declined while the FOMC continued raising the short-term Fed funds rate.

During the year, we maintained our defensive shorter-duration strategy, since we felt that economic growth would remain strong and the FOMC would continue to raise rates.

Despite the Portfolio's short duration, performance was strong, ending the year in the 12th percentile of the Lipper General Municipal Debt Funds Average category (the Portfolio was rated 30 out of 260 funds for the year ended 12/31/2005).4 Our relative-value trading style aided Portfolio performance. (This style is characterized by our purchasing attractive bonds that are priced cheaply relative to other similar securities -- and selling issues that appear overpriced compared with what is available in the marketplace.)

Also contributing to Portfolio performance was our exposure to longer-term bonds, which appreciated in value as long-term rates declined. At the beginning of the reporting period, the Portfolio's duration was slightly over four years, and by the end of the period, it was just over five years. This duration was still relatively short given the Portfolio's typical range of six to eight years.

Going forward

We have been concentrating new purchases on higher-quality securities because lower-rated municipal bonds currently have narrower interest-rate spreads. We believe municipal bond issuance will remain strong in 2006, buoyed by new issuance and further refinancing of higher-rate debt. Our Portfolio credit quality remains high, with AAA-rated securities accounting for 79% of holdings.

There is intense debate in the market about the degree to which the FOMC has to continue raising the Fed funds rate in order to keep inflation and inflation expectations anchored. We are also aware that a pause in Fed tightening does not necessarily mean the end of Fed tightening in the current rate cycle. A pause might simply signal a time for the Fed to assess the effects of previous interest-rate hikes and to survey incoming economic data.

Outlook

The FOMC's rate hikes have restored the target Fed funds rate to a more neutral level, neither overly accommodative nor restrictive. We believe the Fed funds target rate will eventually reach between 4.5% and 4.75% in 2006. Following these increases, we believe FOMC action should depend on what the economic data indicate about the state of the economy going forward. Ben Bernanke takes over as Fed Chairman on February 1, 2006, and we look for a smooth transition from the Greenspan era. We expect another year of reasonable economic growth in the U.S. Risks to that expansion, however, would include a meaningful slowdown in the housing sector that could dampen consumer consumption, or a pick-up in core inflation that could raise long-term interest rates, which are currently very low.

We believe the Portfolio is well positioned given our outlook for economic growth and higher rates.

January 2006

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2005, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. The three-month T-Bill yield rose from 2.22% to 4.08%.

2. Testimony before Congress on February 16, 2005.

3. Bond-issuance figures provided by Merrill Lynch.

4. The Portfolio ranked 143 out of 247 funds, the 58th percentile, for the three-year period; 74 out of 216 funds, the 34th percentile, for the five-year period; and 50 out of 141 funds, the 35th percentile, for the ten-year period in the Lipper General Municipal Debt Funds Average category as of 12/31/2005. Performance data quoted represents past performance, which does not guarantee future results. Lipper rankings are based on total returns at NAV, assuming reinvestment of dividends and capital gains, distributions, and the deduction of all fund expenses. Lipper ranking reflect historical risk-adjusted performance as of 12/31/2005 and are subject to change every month.

Portfolio Managers

Thomas A. Dailey
James B. O'Boyle
Dan Hayes

Fund
Information

asset allocation

long-term
tax-exempt bonds

NASDAQ symbol

CTTLX

CUSIP number

131620-30-4

comparative Investment Performance (Total Return at NAV)
(as of 12.31.05)

	CTFR	Lipper General	Lehman
	Long-Term	Municipal Debt	Municipal Bond
	Portfolio	Funds Average	Index TR
1 year	4.15%	3.00%	3.51%
5 year*	5.09%	4.78%	5.59%
10 year*	4.93%	4.74%	5.71%

Total return at NAV does not reflect the deduction of the Portfolio's 3.75% front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Portfolio
statistics

monthly
dividend yield
12.31.05	3.71%
12.31.04	3.71%

30 day SEC yield
12.31.05	3.82%
12.31.04	3.66%

weighted
average maturity
12.31.05	14 years
12.31.04	16 years

effective duration
12.31.05	5.07 years
12.31.04	4.21 years

Economic Sectors
(% of Total Investments)

Airport	0.9%
Development	10.3%
Education	25.8%
Facilities	8.2%
General Obligation	9.7%
General Revenue	13.1%
Housing	5.3%
Medical	10.8%
Pollution Control	4.7%
Utilities	11.2%

Total	100%

average annual
total return
as of 12.31.05
1 year	0.23%
5 year	4.29%
10 year	4.54%
inception	6.96%
(8.23.83)

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Past performance is no guarantee of future returns. Source: Lipper Analytical Services, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Money Market	7/1/05	12/31/05	7/1/05 - 12/31/05
Class O
Actual	$1,000.00	$1,010.20	$3.41
Hypothetical	$1,000.00	$1,021.81	$3.43
(5% return per year before expenses)

Class I
Actual	$1,000.00	$1,011.70	$1.88
Hypothetical	$1,000.00	$1,023.24	$1.89
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.67%, and 0.37% for Class O and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Limited-Term	7/1/05	12/31/05	7/1/05 - 12/31/05
Actual	$1,000.00	$1,014.00	$3.44
Hypothetical	$1,000.00	$1,021.79	$3.45
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.68%, multiplied by the average account value over the period, multiplied by 184/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Long-Term	7/1/05	12/31/05	7/1/05 - 12/31/05
Actual	$1,000.00	$1,010.90	$4.43
Hypothetical	$1,000.00	$1,020.80	$4.46
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Calvert Tax-Free Reserves:

We have audited the accompanying statements of net assets of Calvert Tax-Free Reserves Money Market, Limited-Term, and Long-Term Portfolios (the "Funds"), each a series of Calvert Tax-Free Reserves, as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Tax-Free Reserves Money Market, Limited-Term and Long-Term Portfolios as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Philadelphia, Pennsylvania
February 21, 2006

Money Market Portfolio
Statement of Net Assets
December 31, 2005

	Principal
Municipal Obligations - 101.3%	Amount	Value
Alabama - 4.8%
Alabama State MFH Revenue VRDN, 3.56%, 4/1/14, LOC:
AmSouth Bank (r)	$2,270,000	$2,270,000
Auburn Alabama Industrial Development Board VRDN, 3.70%,
5/1/20, LOC: Allied Irish Bank (r)	3,680,000	3,680,000
Calhoun County Alabama Economic Development Council Revenue
VRDN, 3.58%, 4/1/21, LOC: Bank of America (r)	8,500,000	8,500,000
Colbert County Alabama Industrial Development Board Revenue
VRDN, 3.68%, 10/1/11, LOC: Wachovia Bank (r)	2,275,000	2,275,000
Huntsville Alabama Industrial Development Board Revenue VRDN,
3.81%, 11/1/26, LOC: First Commonwealth Bank (r)	3,010,000	3,010,000
Mobile County Alabama IDA Revenue VRDN, 3.68%, 4/1/20,
LOC: Wachovia Bank (r)	3,050,000	3,050,000
Northport Alabama MFH Revenue VRDN:
3.66%, 9/3/15, LOC: AmSouth Bank (r)	1,580,000	1,580,000
3.56%, 7/1/18, LOC: AmSouth Bank (r)	4,625,000	4,625,000
Taylor-Ryan Alabama Improvement District Revenue VRDN, 3.56%,
11/1/35, LOC: Columbus Bank & Trust (r)	13,800,000	13,800,000
Tuscaloosa County Alabama IDA Revenue VRDN, 3.63%, 12/1/23,
LOC: Regions Bank (r)	4,140,000	4,140,000
Valley Alabama Special Care Facilities Authority Revenue VRDN,
3.61%, 6/1/25, LOC: Columbus Bank & Trust (r)	2,830,000	2,830,000

Arizona - 1.3%
Pinal County Arizona IDA and Solid Waste Disposal Revenue VRDN,
3.77%, 8/1/22, LOC: Farm Credit Services, C/LOC: Key Bank (r)	3,700,000	3,700,000
Tucson Arizona IDA Revenue VRDN, 3.54%, 1/15/32, LOC:
Fannie Mae (r)	9,185,000	9,185,000

Arkansas - 1.4%
Arkadelphia Arkansas IDA Revenue VRDN, 3.65%, 4/1/11, LOC:
Svenska Handelsbanke (r)	4,000,000	4,000,000
Arkansas State MFH Development Finance Authority VRDN:
3.59%, 10/1/30, LOC: Regions Bank (r)	5,200,000	5,200,000
3.61%, 11/1/31, LOC: First Tennessee Bank (r)	5,000,000	5,000,000

California - 5.1%
ABN AMRO Muni Tops Certificate Trust VRDN, 3.52%, 7/5/06,
BPA: ABN Amro Bank (r)	4,500,000	4,500,000
Alameda-Contra Costa California Schools Financing Authority COPs,
3.53%, 8/1/24, BPA: Dexia Credit Local, AMBAC Insured (r)	665,000	665,000
California State Pollution Control Financing Authority Revenue VRDN:
3.58%, 9/1/10, LOC: Bank of the West (r)	2,855,000	2,856,190

	Principal
Municipal Obligations - Cont'd	Amount	Value
California - Cont'd
3.60%, 6/1/11, LOC: Comerica Bank (r)	$550,000	$550,000
3.60%, 3/1/16, LOC: Comerica Bank (r)	2,220,000	2,221,107
California Statewide Communities Development Authority Special
Tax Revenue VRDN, 3.60%, 5/1/22, LOC: Bank of the West (r)	1,825,000	1,825,000
Fresno California Revenue VRDN, 3.53%, 5/1/15, LOC:
US Bank (r)	900,000	900,000
Inland Valley California Development Agency Tax Allocation
VRDN, 3.63%, 3/1/27, LOC: Union Bank, C/LOC: CalSTERS (r)	19,110,000	19,110,000
Los Angeles California Regional Airports Improvement Corp.
Lease Revenue VRDN, 3.75%, 12/1/25, LOC: Societe Generale (r)	4,000,000	4,000,000
Los Angeles County California MFH Revenue VRDN, 3.50%,
12/1/07, LOC: Freddie Mac (r)	2,500,000	2,500,000
Modesto California Irrigation District Financing Authority Revenue
VRDN, 3.53%, 10/1/15, BPA: Societe Generale (r)	2,000,000	2,000,000
San Bernardino County California MFH Revenue VRDN, 3.37%,
2/1/23, LOC: California Federal Savings Bank, C/LOC: FHLB (r)	5,660,000	5,660,000
Victorville California MFH Revenue VRDN, 3.58%, 12/1/15,
LOC: California Federal Savings Bank (r)	6,115,000	6,115,000

Colorado - 2.6%
Colorado State Housing and Finance Authority Revenue VRDN:
3.53%, 10/15/16, CA: Fannie Mae (r)	23,160,000	23,160,000
3.55%, 10/1/30, LOC: FHLB (r)	980,000	980,000
Westminster Colorado Economic Development Authority Tax Allocation
Revenue VRDN, 3.55%, 12/1/28, LOC: Depfa Bank plc (r)	3,000,000	3,000,000

Connecticut - 0.2%
Connecticut State Health & Educational Facility Authority Revenue
VRDN, 3.75%, 7/1/36 (r)	2,000,000	2,000,000

Delaware - 0.6%
Wilmington Delaware School Project Revenue VRDN, 3.53%, 7/1/31,
LOC: Allied Irish Bank (r)	6,000,000	6,000,000

District of Columbia - 1.5%
District of Columbia GO VRDN, 3.55%, 6/1/31, BPA:
Bank of America, MBIA Insured (r)	15,060,000	15,060,000

Florida - 0.6%
Gulf Breeze Florida Public Improvement Revenue VRDN, 3.52%,
3/31/21, LOC: Bank of America (r)	2,280,000	2,280,000
Seminole County Florida IDA Revenue
VRDN, 3.56%, 11/1/34, LOC: Allied Irish Bank (r)	4,000,000	4,000,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Georgia - 4.1%
Cobb County Georgia IDA Revenue VRDN, 3.55%, 2/1/13,
LOC: SunTrust Bank (r)	$15,330,000	$15,330,000
Columbus Georgia Downtown IDA Revenue VRDN, 3.61%,
8/1/15, LOC: Columbus Bank & Trust (r)	6,840,000	6,840,000
Fulton County Georgia IDA Revenue VRDN, 4.24%, 12/1/10,
LOC: Branch Bank & Trust (r)	2,335,000	2,335,000
Gordon County Georgia Development Authority Revenue VRDN,
4.01%, 7/1/22, LOC: Regions Bank (r)	1,360,000	1,360,000
Macon-Bibb County Georgia Industrial Authority Revenue VRDN,
3.61%, 7/1/15, LOC: AmSouth Bank (r)	1,000,000	1,000,000
Rome Georgia MFH Revenue VRDN, 3.66%, 7/1/34, LOC:
Regions Bank (r)	7,650,000	7,650,000
Waleska Georgia Downtown Development Authority Revenue VRDN,
3.54%, 10/1/28, LOC: Regions Bank (r)	6,650,000	6,650,000
Warner Robins Georgia Downtown Development Authority Revenue
VRDN, 3.71%, 9/1/34, LOC: Columbus Bank & Trust (r)	1,300,000	1,300,000

Hawaii - 1.8%
Hawaii State Department Budget and Finance Revenue VRDN:
3.60%, 5/1/19, LOC: First Hawaiian Bank (r)	13,620,000	13,620,000
3.70%, 12/1/21, LOC: Union Bank (r)	4,905,500	4,905,500

Idaho - 0.4%
Idaho State Health Facilities Authority Revenue VRDN, 3.75%, 7/1/35, BPA: Bayerische Landesbank Girozentrale, FSA Insured (r)	3,940,000	3,940,000

Illinois - 4.7%
Chicago Illinois GO VRDN, 3.49%, 1/1/37, LOC: Landesbank
Baden-Wurttenberg, FGIC Insured (r)	8,360,000	8,360,000
Illinois State Development Finance Authority Revenue VRDN:
3.53%, 6/1/19, LOC: Northern Trust Co. (r)	5,565,000	5,565,000
3.56%, 2/15/35, LOC: Marshall & Ilsley Bank (r)	7,000,000	7,000,000
3.53%, 4/1/35, LOC: Northern Trust Co. (r)	5,000,000	5,000,000
Illinois State Educational Facilities Authority Revenue VRDN, 3.50%,
12/1/35, LOC: Harris Trust (r)	5,000,000	5,000,000
Illinois State GO Bonds:
4.50%, 4/28/06	2,500,000	2,510,824
4.50%, 5/30/06	2,500,000	2,513,461
4.50%, 6/30/06	2,500,000	2,515,791
Illinois State Metropolitan Pier and Exposition Authority Revenue
VRDN, 3.55%, 12/15/23, BPA: Merrill Lynch (r)	10,000,000	10,000,000

Indiana - 3.3%
Indiana State Development Finance Authority Revenue VRDN, 3.73%,
4/1/22, LOC: JP Morgan Chase Bank (r)	905,000	905,000
Indianapolis Indiana Local Public Improvement Bond Bank,
2.85%, 1/10/06	9,000,000	9,000,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Indiana - Cont'd
Jasper County Indiana Industrial Economic Recovery Revenue VRDN,
3.77%, 2/1/22, LOC: Farm Credit Services of America,
C/LOC: Key Bank (r)	$5,275,000	$5,275,000
Portage Indiana Industrial Pollution Control Revenue VRDN, 4.02%,
5/1/18, LOC: JP Morgan Chase Bank (r)	3,000,000	3,000,000
Spencer County Indiana Industrial Pollution Control Revenue VRDN,
4.02%, 11/1/18, LOC: Mizuho Corp. Bank Ltd., C/LOC:
Wachovia bank (r)	2,500,000	2,500,000
Terre Haute Indiana International Airport Authority Revenue VRDN,
3.91%, 2/1/21, LOC: Old National Bank, C/LOC:
Northern Trust Co. (r)	2,200,000	2,200,000
Valparaiso Indiana Industrial Economic Development Revenue VRDN,
3.67%, 5/1/31, LOC: Marshall & Ilsley Bank (r)	7,000,000	7,000,000
Vigo County Indiana Industrial Economic Development Revenue VRDN,
3.73%, 5/1/16, LOC: Old National Bank, C/LOC:
Wells Fargo Bank (r)	4,500,000	4,500,000

Iowa - 2.0%
Iowa State Finance Authority Revenue VRDN, 3.77%, 7/1/18, LOC:
Citizens Business Bank, C/LOC: Wells Fargo Bank (r)	3,650,000	3,650,000
Iowa State Tax and Revenue Anticipation Notes, 4.50%, 6/30/06	3,000,000	3,018,669
Iowa State Higher Education Loan Authority Revenue Bonds,
3.75%, 5/24/06, LOC: U.S. Bank	3,000,000	3,009,132
Iowa State School Cash Anticipation Program Revenue Bonds,
3.50%, 1/27/06, FSA Insured	10,500,000	10,508,918

Kentucky - 3.9%
Hopkinsville Kentucky Industrial Building Revenue VRDN, 3.92%,
5/1/26, LOC: Branch Bank & Trust (r)	1,920,000	1,920,000
Kentucky State Association of Counties Advance Revenue Program
Tax and Revenue Anticipation COPs, 4.00%, 6/30/06,
CF: JP Morgan Chase Bank	5,000,000	5,029,992
Lexington-Fayette Urban Kentucky County Educational Facilities
Revenue VRDN, 3.58%, 5/1/25, LOC: Fifth Third Bank (r)	5,200,000	5,200,000
Mayfield Kentucky Multi City Lease Revenue VRDN, 3.47%, 7/1/26,
LOC: Fifth Third Bank (r)	3,655,000	3,655,000
Maysville Kentucky Industrial Building Revenue VRDN, 3.79%,
5/1/06, LOC: UFJ Bank Ltd., C/LOC: Bank of New York (r)	5,740,000	5,740,000
Morehead Kentucky League of Cities Funding Trust Lease Program
Revenue VRDN, 3.58%, 6/1/34, LOC: U.S. Bank (r)	11,586,500	11,586,500
Northern Kentucky Port Authority Industrial Building Revenue VRDN,
3.58%, 12/1/21, LOC: Fifth Third Bank (r)	4,360,000	4,360,000
Winchester Kentucky Industrial Building Revenue VRDN, 3.75%,
10/1/18, LOC: Wachovia Bank (r)	2,400,000	2,400,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Louisiana - 3.0%
Louisiana State Public Facilities Authority Revenue VRDN, 3.63%,
12/1/14, LOC: Regions Bank (r)	$1,845,000	$1,845,000
New Orleans Louisiana Aviation Board Revenue VRDN:
3.60%, 8/5/15, BPA: Dexia Credit Local, MBIA Insured (r)	2,545,000	2,545,000
3.60%, 8/1/16, BPA: Dexia Credit Local, MBIA Insured (r)	26,685,000	26,685,000

Maine - 0.4%
Maine State Tax Anticipation Notes, 4.00%, 6/30/06	4,000,000	4,024,970

Maryland - 4.2%
Baltimore County Maryland MFH Revenue VRDN, 3.51%, 4/15/34,
LOC: Fannie Mae (r)	8,194,000	8,194,000
Gaithersburg Maryland Economic Development Revenue VRDN,
3.56%, 1/1/34, LOC: KBC Bank (r)	4,310,000	4,310,000
Maryland State Economic Development Corp. Revenue VRDN,
3.55%, 2/1/34, LOC: SunTrust Bank (r)	2,900,000	2,900,000
Maryland State Health and Higher Educational Facilities Authority
Revenue VRDN:
3.55%, 1/1/21, LOC: M&T Trust Co. (r)	8,590,000	8,590,000
3.54%, 4/1/31, LOC: M&T Trust Co. (r)	2,300,000	2,300,000
3.54%, 1/1/35, LOC: M&T Trust Co. (r)	16,875,000	16,875,000

Massachusetts - 0.9%
Massachusetts State Development Finance Agency Revenue Bonds, 2.47%,
10/1/42, XL-Capital-Assurance, Inc. Insured (r)	9,500,000	9,500,000

Michigan - 1.2%
Kent Michigan Hospital Finance Authority Revenue VRDN, 3.58%,
11/1/10, LOC: Fifth Third Bank (r)	2,400,000	2,400,000
Michigan State GO Bonds, 4.50%, 9/29/06	8,000,000	8,071,663
Michigan State Municipal Bond Authority Revenue Bonds, 4.00%,
8/18/06, LOC: JP Morgan Chase Bank	2,000,000	2,013,161

Minnesota - 1.0%
Minnesota State Higher Education Facilities Authority Revenue VRDN,
3.51%, 4/1/27, LOC: Allied Irish Bank (r)	3,605,000	3,605,000
Richfield Minnesota MFH Revenue VRDN, 3.55%, 3/1/34,
LOC: Freddie Mac (r)	6,610,000	6,610,000

Mississippi - 5.0%
Mississippi Business Finance Corp. Revenue Bonds, 3.66%, 11/1/13,
LOC: First Tennessee Bank (r)	2,310,000	2,310,000
Mississippi State Development Bank SO Revenue VRDN:
3.61%, 10/1/20, BPA: AmSouth Bank, AMBAC Insured (r)	10,990,000	10,990,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Mississippi - Cont'd
3.61%, 12/1/23, BPA: JP Morgan Chase Bank,
AMBAC Insured (r)	$14,500,000	$14,500,000
Mississippi State Development Bank Special GO VRDN:
3.61%, 6/1/20, BPA: AmSouth Bank, AMBAC Insured (r)	8,700,000	8,700,000
3.61%, 1/1/40, BPA: BNP Paribas, AMBAC Insured (r)	15,000,000	15,000,000

Missouri - 0.7%
Carthage Missouri IDA Revenue VRDN:
3.70%, 4/1/07, LOC: Wachovia Bank (r)	2,000,000	2,000,000
3.75%, 9/1/30, LOC: Wachovia Bank (r)	2,000,000	2,000,000
Missouri State Development Finance Board Revenue VRDN, 3.77%,
9/1/08, LOC: Cobank, C/LOC: BNP Paribas (r)	3,305,000	3,305,000

New Hampshire - 1.0%
New Hampshire State Health & Education Facilities Authority
Revenue VRDN:
3.55%, 10/1/23, LOC: Bank of America (r)	3,500,000	3,500,000
3.51%, 10/1/33, LOC: Bank of America (r)	6,500,000	6,500,000

New Jersey - 1.5%
New Jersey State Transportation Authority Revenue Bonds,
4.00%, 6/23/06	15,000,000	15,081,801

New York - 5.5%
Metropolitan New York Transportation Authority Revenue VRDN:
3.76%, 11/1/26, LOC: BNP Paribas (r)	4,200,000	4,200,000
3.53%, 11/1/35, LOC: Fortis Bank (r)	34,000,000	34,000,000
New York City IDA Revenue VRDN:
3.55%, 12/1/34, LOC: Allied Irish Bank (r)	3,200,000	3,200,000
3.60%, 2/1/35, LOC: M&T Trust Co. (r)	2,495,000	2,495,000
New York City Municipal Water Finance Authority Revenue VRDN:
3.82%, 6/15/18, BPA: Depfa Bank plc (r)	3,400,000	3,400,000
3.82%, 6/15/33, BPA: Dexia Credit Local (r)	1,100,000	1,100,000
New York State GO Bonds, 2.90%, 3/15/30, LOC: Dexia Credit Local
(mandatory put, 8/3/2006 @ 100) (r)	5,000,000	5,000,000
New York State Jay Street Development Corp. Revenue VRDN, 3.76%,
8/1/20, LOC: Depfa Bank plc (r)	3,090,000	3,090,000

North Dakota - 1.5%
Grand Forks North Dakota Health Care Facilities Revenue VRDN, 2.52%,
12/1/25, LOC: LaSalle Bank (r)	10,000,000	10,000,000
Traill County North Dakota Solid Waste Disposal Revenue VRDN, 3.87%,
3/1/13, LOC: Wells Fargo Bank (r)	5,750,000	5,750,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Ohio - 4.3%
Akron, Bath, & Copley Ohio Joint Township Hospital District Revenue
VRDN, 3.56%, 11/1/34, LOC: JP Morgan Chase Bank (r)	$4,955,000	$4,955,000
Blue Ash Ohio Economic Development Revenue VRDN, 3.60%, 5/1/30,
LOC: National City Bank (r)	11,200,000	11,200,000
Butler County Ohio Healthcare Facilities Revenue VRDN, 3.58%, 9/1/22,
LOC: Fifth Third Bank (r)	4,115,000	4,115,000
Cuyahoga County Ohio Healthcare Facilities Revenue VRDN, 3.59%,
11/1/23, LOC: Fifth Third Bank (r)	4,230,000	4,230,000
Franklin County Ohio Hospital Revenue VRDN, 3.55%, 6/1/17, BPA:
Citigroup Global Markets Holdings, Inc., IA: Escrowed - Treasury (r)	9,755,000	9,755,000
Ohio State Higher Educational Facility Commission Revenue VRDN,
3.61%, 9/1/26, LOC: Fifth Third Bank (r)	9,800,000	9,800,000

Oklahoma - 0.5%
Pittsburg County Oklahoma Economic Development Authority Revenue
VRDN, 3.62%, 10/1/21, LOC: PNC Bank (r)	5,000,000	5,000,000

Pennsylvania - 3.0%
Butler County Pennsylvania IDA Revenue VRDN, 3.60%, 9/1/27, LOC:
National City Bank (r)	5,000,000	5,000,000
Delaware County Pennsylvania Villanova University VRDN, 2.00%,
8/1/17, LOC: JP Morgan Chase Bank (mandatory put,
4/1/2006 @ 100) (r)	1,700,000	1,696,251
Lawrence County Pennsylvania IDA Revenue VRDN, 3.65%, 12/1/15,
LOC: National City Bank (r)	2,800,000	2,800,000
Pennsylvania State Higher Educational Facilities Authority Revenue
Bonds, 2.90%, 5/1/17, LOC: PNC Bank (mandatory put,
5/1/2006 @ 100) (r)	4,000,000	4,000,000
Pennsylvania State Higher Educational Facilities Authority Revenue
VRDN, 3.56%, 11/1/36, LOC: Sovereign Bank FSB, C/LOC:
UniCredito Italiano Bank plc (r)	6,350,000	6,350,000
Temple University of the Commonwealth System Pennsylvania
Revenue Bonds, 4.00%, 4/28/06	10,000,000	10,038,346
West Cornwall Township Pennsylvania Municipal Authority Revenue
VRDN, 3.57%, 3/1/16, LOC: Wachovia Bank (r)	1,240,000	1,240,000

Puerto Rico - 0.2%
Puerto Rico Highway & Transportation Authority Revenue Bonds,
3.50%, 7/1/09, BPA: Merrill Lynch (r)	1,860,000	1,860,000

South Dakota - 0.5%
South Dakota State Housing Development Authority Revenue Bonds,
4.50%, 12/15/06	5,000,000	5,048,674

	Principal
Municipal Obligations - Cont'd	Amount	Value
Tennessee - 6.6%
Knox County Tennessee Health Educational & Housing Facilities Board
Revenue VRDN, 3.81%, 12/1/29, LOC: First Tennessee Bank (r)	$4,100,000	$4,100,000
Loudon Tennessee Industrial Development Board Revenue VRDN,
3.73%, 4/1/13, LOC: JP Morgan Chase Bank (r)	2,550,000	2,550,000
Memphis-Shelby County Tennessee IDA Revenue VRDN, 3.59%,
3/1/24, LOC: SunTrust Bank (r)	7,665,000	7,665,000
Metropolitan Government Nashville & Davidson County Tennessee
Health & Educational Facilities Revenue VRDN:
3.71%, 12/1/27, LOC: Regions Bank (r)	5,000,000	5,000,000
3.58%, 9/1/28, LOC: Fifth Third Bank (r)	2,865,000	2,865,000
Sevier County Tennessee Public Building Authority Revenue VRDN:
3.53%, 6/1/10, BPA: KBC Bank NV, AMBAC Insured (r)	2,095,000	2,095,000
3.53%, 6/1/12, BPA: KBC Bank NV, AMBAC Insured (r)	2,505,000	2,505,000
3.53%, 6/1/14, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	2,695,000	2,695,000
3.53%, 6/1/17, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	750,000	750,000
3.53%, 6/1/17, BPA: KBC Bank NV, AMBAC Insured (r)	3,200,000	3,200,000
3.53%, 6/1/18, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	8,430,000	8,430,000
3.53%, 6/1/19, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	8,000,000	8,000,000
3.53%, 6/1/21, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	5,000,000	5,000,000
3.53%, 6/1/30, BPA: KBC Bank NV, AMBAC Insured (r)	2,195,000	2,195,000
Shelby County Tennessee Health Educational and Housing Facilities
Board Revenue VRDN:
3.55%, 5/1/16, LOC: Allied Irish Bank (r)	2,400,000	2,400,000
3.56%, 6/1/26, LOC: Allied Irish Bank (r)	4,900,000	4,900,000
3.81%, 12/1/34, LOC: First Tennessee Bank (r)	3,500,000	3,500,000

Texas - 4.4%
Garland Texas Independent School District GO Bonds, 2.75%, 6/15/29,
BPA: DEPFA Bank plc, GA: Texas Permanent School Funding (r)	5,000,000	5,000,000
HFDC of Central Texas Inc. Revenue VRDN, 3.56%, 5/15/38,
LOC: Sovereign Bank FSB, C/LOC: KBC Bank (r)	6,500,000	6,500,000
Northside Texas Independent School District GO Bonds, 2.85%,
6/15/35, BPA: DEPFA Bank plc, GA: Texas Permanent School
Funding (mandatory put, 6/15/2006 @ 100) (r)	5,000,000	5,000,000
Tarrant County Texas Industrial Development Corp. Revenue VRDN,
3.72%, 9/1/27, LOC: First Bank of Missouri, C/LOC:
Wells Fargo Bank (r)	4,000,000	4,000,000
Texas State Tax and Anticipation Notes, 4.50%, 8/31/06	10,000,000	10,096,268
Weslaco Texas Health Facilities Development Corp. VRDN, 3.58%,
6/1/23, Other: Lehman Liquidity Co. LLC (r)	14,850,000	14,850,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Utah - 3.2%
Utah State Housing Corp. Revenue VRDN, 3.60%, 7/1/36, BPA:
Bayerische Landesbank Girozentrale (r)	$4,300,000	$4,300,000
Utah State Municipal Securities Trust Certificates Revenue VRDN,
3.70%, 5/6/13, LOC: Bear Stearns Capital Markets (r)	28,835,000	28,835,000

Vermont - 0.1%
Vermont State Educational and Health Buildings Financing Agency
Revenue VRDN, 3.66%, 1/1/33, LOC: Banknorth, C/LOC:
SunTrust Bank (r)	1,085,000	1,085,000

Virginia - 0.8%
Suffolk Virginia IDA Revenue VRDN, 3.55%, 10/1/31, LOC:
Branch Bank & Trust (r)	8,500,000	8,500,000

Washington - 0.5%
Seattle Washington Municipal Light and Power Revenue Bonds,
3.05%, 7/17/06, LOC: JP Morgan Chase Bank	5,000,000	5,000,000

West Virginia - 0.5%
Weirton West Virginia Municipal Hospital Building Revenue Bonds,
3.40%, 12/1/31, LOC: PNC Bank (mandatory put,
12/1/2006 @ 100) (r)	5,000,000	5,000,000

Wisconsin - 0.9%
Grafton Wisconsin IDA Revenue VRDN, 3.65%, 12/1/17,
LOC: U.S. Bank (r)	2,070,000	2,070,000
Wisconsin State Health and Educational Facilities Authority Revenue
VRDN, 3.60%, 11/1/23, LOC: U.S. Bank (r)	7,000,000	7,000,000

Wyoming - 1.6%
Gillette Wyoming Pollution Control Revenue VRDN, 3.63%, 1/1/18,
LOC: Barclays Bank plc (r)	16,200,000	16,200,000

Other - 10.0%
ABN AMRO Muni Tops Certificate Trust VRDN, 3.55%, 4/5/06,
BPA: ABN Amro Bank (r)	17,235,000	17,235,000
Freddie Mac Multifamily VRDN Certificates:
3.61%, 8/15/45, LOC: Freddie Mac (r)	19,740,527	19,740,527
3.66%, 1/15/47, LOC: Freddie Mac (r)	12,460,503	12,460,503
Roaring Fork Municipal Products LLC VRDN:
3.59%, 5/1/22, BPA: Bank of New York (r)	6,840,000	6,840,000
3.59%, 5/1/33, BPA: Bank of New York (r)	9,175,000	9,175,000
3.59%, 12/1/33, BPA: Bank of New York (r)	18,075,000	18,075,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Other - Cont'd
SunAmerica Trust Various States VRDN, 3.66%, 7/1/41, LOC:
Freddie Mac (r)	$19,700,000	$19,700,000

Total Investments (Cost $1,042,272,248) - 101.3%		1,042,272,248
Other assets and liabilities, net - (1.3%)		(13,537,856)
Net Assets - 100%		$1,028,734,392

Net Assets Consist Of:
Par value and paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par shares authorized:
Class O: 987,486,238 shares outstanding		$987,375,166
Institutional Class: 41,332,651 shares outstanding		41,331,395
Undistributed net investment income		46,775
Accumulated net realized gain (loss) on investments		(18,944)

Net Assets		$1,028,734,392

Net Assets Value Per Share
Class O: (based on net assets of $987,403,902)		$1.00
Institutional Class: (based on net assets of $41,330,490)		$1.00

See notes to statements of net assets and notes to financial statements.

Limited-Term Portfolio
Statement of Net Assets
December 31, 2005

	Principal
Municipal Obligations - 98.0%	Amount	Value
Alabama - 2.9%
Alabama State MFH Revenue VRDN:
3.56%, 9/1/20 (r)	$2,590,000	$2,590,000
3.61%, 12/1/22 (r)	2,375,000	2,375,000
3.15%, 9/1/30 (mandatory put, 07/1/07 @ 100)(r)	3,215,000	3,215,000
Series I, 4.51%, 12/1/30 (r)	4,130,000	4,130,000
Series J, 4.51%, 12/1/30 (r)	2,280,000	2,280,000
Alexander City Alabama Industrial Development Board Revenue VRDN,
3.61%, 12/1/18 (mandatory put, 12/1/08 @ 100)(r)	2,070,000	2,070,000
Birmingham Alabama Public Educational Building Authority Revenue
VRDN, 3.51%, 7/1/37 (r)	6,000,000	6,000,000

Arizona - 0.5%
Glendale Arizona Industrial Development Authority Revenue Bonds,
4.20%, 12/1/14 (r)	1,250,000	1,229,888
Pinal County Arizona IDA Solid Waste Disposal Revenue VRDN, 3.87%,
5/1/27 (r)	1,250,000	1,250,000
Yavapai County Arizona IDA Solid Waste Disposal Revenue Bonds,
4.45%, 3/1/28 (mandatory put, 3/1/08 @ 100)(r)	1,370,000	1,382,988

California - 6.4%
ABN AMRO Munitops Certificate Trust VRDN:
3.52%, 7/5/06 (r)	940,000	940,000
3.51%, 7/4/07 (r)	2,320,000	2,320,000
California State Economic Recovery GO Bonds, 5.00%, 7/1/23
(mandatory put, 7/1/07 @ 100)(r)	7,500,000	7,679,100
California State GO Bonds, 6.30%, 9/1/06	5,040,000	5,137,877
California State Pollution Control Financing Authority Revenue VRDN:
3.60%, 6/1/11 (r)	650,000	650,000
3.63%, 11/1/28 (r)	2,350,000	2,350,000
California Statewide Communities Development MFH Special Tax
Revenue Bonds, 6.25%, 7/1/42 (mandatory put, 1/1/06 @ 100)(r)	4,625,000	4,624,399
Central California Unified School District COPs, 2.00%, 2/1/24
(mandatory put, 2/1/06 @ 100)(r)	2,000,000	1,996,740
Freemont California COPs, 3.50%, 8/1/25 (r)	4,330,000	4,330,000
Inland Valley California Development Agency Tax Allocation
VRDN, 3.63%, 3/1/27 (r)	1,000,000	1,000,000
Long Beach California Harbor Revenue Bonds:
5.00%, 5/15/08	5,485,000	5,673,903
5.00%, 5/15/09	5,000,000	5,234,150
Oxnard California Industrial Development Financing Authority VRDN,
3.85%, 12/1/34 (r)	2,600,000	2,600,000
Riverside County California IDA Revenue VRDN, 3.73%, 6/1/26 (r)	4,800,000	4,800,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Colorado - 3.1%
Colorado State Series Trust Certificate Revenue VRDN, 3.96%,
12/1/30 (r)	$5,625,000	$5,625,000
Denver City and County Colorado Airport Revenue Bonds, 5.00%,
11/15/07	5,200,000	5,324,020
Lakewood City Colorado Plaza Metropolitan District Public Number 1 Tax Allocation and Revenue Bonds, 7.125%, 12/1/10	7,500,000	7,949,100
Triview Colorado Metropolitan District GO Bonds, 3.375%,
11/1/23 (mandatory put, 11/1/06 @ 100)(r)	4,860,000	4,849,551

Connecticut - 0.1%
Connecticut State Health & Educational Facility Authority Revenue
VRDN, 3.75%, 7/1/35 (r)	1,000,000	1,000,000

Delaware - 1.0%
Delaware State Health Facilities Authority Revenue Bonds, 2.25%, 6/1/32
(mandatory put, 1/1/07 @ 100)(r)	7,645,000	7,530,249

District of Columbia - 0.1%
District of Columbia COPs, 5.00%, 1/1/06	1,000,000	1,000,050

Florida - 5.6%
Florida State Capital Trust Agency Housing Revenue Bonds, 4.25%
through 7/10/08, 6.25% thereafter to 7/1/40 (b)	19,606,000	18,233,580
Hillsborough County Florida MFH Revenue Bonds, 2.125%,
1/1/07	5,000,000	4,900,350
Lakeland Florida Educational Facilities Revenue VRDN, 3.54%,
9/1/29 (r)	7,000,000	7,000,000
Lee County Florida Solid Waste System Revenue Bonds, 5.25%,
10/1/07	7,485,000	7,704,086
University Athletic Association, Inc., 2.80%, 10/1/31 (mandatory put,
10/1/08 @ 100)(r)	1,285,000	1,253,736
Volusia County Florida School Board COPs, 4.50%, 8/1/06	3,960,000	3,987,086

Georgia - 0.2%
Columbus Georgia Downtown IDA Revenue Bonds, 5.61%,
7/1/29 (j)(r)	3,900,000	1,665,495

Hawaii - 1.0%
Honolulu Hawaii MFH Revenue VRDN, 4.50%, 6/1/20 (r)	7,825,000	7,825,000

Illinois - 4.6%
Cook County Illinois Community Consolidated School District GO Bonds:
4.00%, 1/1/06	1,000,000	1,000,020
4.00%, 1/1/07	3,590,000	3,614,951
Illinois State Development Finance Authority Pollution Control Revenue
Bonds, 7.375%, 7/1/21 (prerefunded 7/1/06 @ 102)	17,000,000	17,664,020

	Principal
Municipal Obligations - Cont'd	Amount	Value
Illinois - Cont'd
Illinois State GO Bonds:
4.50%, 4/28/06	$2,500,000	$2,510,824
4.50%, 5/30/06	2,500,000	2,513,461
4.50%, 6/30/06	2,500,000	2,515,791
Illinois State Metropolitan Pier and Exposition Authority Revenue VRDN,
3.55%, 12/15/23 (r)	4,120,000	4,120,000
University of Illinois Revenue Bonds, 5.00%, 4/1/08	1,250,000	1,304,671

Indiana - 2.4%
Allen County Indiana Economic Development Revenue VRDN, 3.76%,
11/1/09 (r)	2,000,000	2,000,000
Indiana State Development Finance Authority Revenue VRDN, 3.76%,
7/1/18 (r)	1,725,000	1,725,000
Indianapolis Indiana Local Public Improvement Bond Bank, 2.85%,
1/10/06	11,376,000	11,376,000
Portage Indiana Industrial Pollution Control Revenue VRDN, 4.02%,
5/1/18 (r)	2,150,000	2,150,000
Spencer County Indiana Industrial Pollution Control Revenue VRDN,
4.02%, 11/1/18 (r)	1,180,000	1,180,000

Iowa - 1.7%
Ankeny Iowa GO Bond Anticipation Notes, 3.50%, 6/1/07	5,000,000	4,985,850
Coralville Iowa GO Notes, 5.00%, 6/1/07	3,350,000	3,404,706
Iowa State Tax & Revenue Anticipation Notes, 4.50%, 6/30/06	3,000,000	3,017,550
Le Mars Iowa Industrial Development Revenue VRDN,
3.97%, 3/1/16 (r)	1,850,000	1,850,000

Kentucky - 0.2%
Morehead Kentucky League of Cities Funding Trust Lease Program
Revenue VRDN, 3.58%, 6/1/34 (r)	1,283,500	1,283,500

Louisiana - 5.5%
Louisiana Local Government Environmental Facilities and Community
Development Authority Revenue Bonds:
6.25%, 1/1/06	5,400,000	5,397,462
6.25%, 12/1/07	16,000,000	15,999,040
Louisiana State Correctional Facilities Corporate Lease Revenue Bonds,
5.00%, 12/15/06	4,675,000	4,722,498
Louisiana State HFA Mortgage Revenue VRDN, 4.01%, 12/7/34 (r)	2,335,000	2,335,000
Louisiana State Housing Finance Agency Revenue Bonds, 3.87%, 12/1/47
(mandatory put, 11/28/08 @ 100)(r)	9,000,000	9,000,000
Louisiana State Offshore Terminal Authority Revenue Bonds, 3.65%,
10/1/21 (mandatory put, 4/1/08 @ 100)(r)	5,000,000	4,950,250

	Principal
Municipal Obligations - Cont'd	Amount	Value
Maryland - 0.8%
Baltimore Maryland Revenue Bonds, 5.6695%, 12/1/09 (r)	$3,550,460	$3,550,460
Maryland State Health and Higher Educational Facilities Authority
Revenue VRDN, 3.54%, 4/1/31 (r)	695,000	695,000
Prince Georges County Maryland COPs, 4.00%, 9/1/06	1,705,000	1,713,491

Massachusetts - 2.2%
Massachusetts State GO Bonds, 5.50%, 11/1/11	5,000,000	5,495,800
Massachusetts State GO VRDN, 2.45%, 11/1/11 (r)	4,995,000	4,995,000
Massachusetts State Health and Educational Facilities Authority Revenue
Bonds, 4.50%, 10/1/26 (mandatory put, 4/1/06 @ 100)(r)	6,260,000	6,269,202

Michigan - 3.6%
Michigan GO Notes, 4.50%, 9/29/06	10,000,000	10,089,578
Michigan State Municipal Bond Authority Revenue Bonds:
3.75%, 3/21/06 (r)	10,000,000	10,010,100
4.00%, 8/18/06	4,000,000	4,016,440
4.25%, 8/18/06	3,500,000	3,517,955

Minnesota - 2.4%
Oak Park Heights Minnesota MFH Revenue VRDN, 3.55%, 11/1/35 (r)	4,000,000	4,000,000
St. Louis Park Minnesota MFH Revenue VRDN, 3.55%, 8/1/34 (r)	7,292,000	7,292,000
St. Paul Minnesota Port Authority Revenue Bonds, 3.00%, 7/1/12
(mandatory put, 7/1/06 @ 100)	4,780,000	4,743,815
St. Paul Minnesota Port Authority Revenue VRDN, 3.80%, 6/1/19 (r)	2,505,000	2,505,000

Mississippi - 0.1%
Mississippi State Development Bank SO Revenue VRDN, 3.61%,
12/1/23 (r)	500,000	500,000

Missouri - 2.3%
St. Louis Missouri IDA Revenue VRDN, 3.87%, 1/1/21 (r)	9,300,000	9,300,000
St. Louis Missouri Municipal Finance Corp. Leasehold Revenue Bonds,
4.00%, 7/15/06	8,540,000	8,574,416

New Jersey - 1.6%
New Jersey State Tax & Revenue Anticipation Notes, 4.00%, 6/23/06	12,000,000	12,039,720

	Principal
Municipal Obligations - Cont'd	Amount	Value
New Mexico - 1.0%
New Mexico State Regional Housing Region II Revenue Bonds, 3.50%,
12/1/46 (mandatory put, 10/1/06 @ 100)(r)	$7,500,000	$7,500,000

New York - 8.1%
Albany New York IDA Revenue VRDN, 3.59%, 6/1/34 (r)	6,220,000	6,220,000
Dutchess County New York Resource Recovery Agency Bond Anticipation
Notes, 3.65%, 12/28/07	7,400,000	7,354,046
Metropolitan New York Transportation Authority Revenue VRDN,
3.76%, 11/1/26 (r)	3,200,000	3,200,000
Monroe County New York IDA Revenue VRDN, 3.60%, 12/1/34 (r)	1,600,000	1,600,000
New York City New York GO Bonds, 5.00%, 8/1/07	5,000,000	5,131,100
New York City New York Municipal Water Finance Authority Revenue
VRDN, 3.82%, 6/15/33 (r)	2,500,000	2,500,000
New York New York GO VRDN, 3.76%, 11/1/24 (r)	6,015,000	6,015,000
New York State GO Bonds:
3.00%, 4/15/08	4,695,000	4,653,355
2.95%, 11/30/18 (mandatory put, 8/3/06 @ 100)(r)	3,800,000	3,788,904
2.90%, 3/15/30 (mandatory put, 8/3/06 @ 100)(r)	3,500,000	3,489,185
New York State Jay Street Development Corp. VRDN, 3.76%,
5/1/20 (r)	3,600,000	3,600,000
New York State Urban Development Corp. Correctional and Youth
Facility Services Revenue Bonds:
5.00%, 1/1/06	5,000,000	5,000,250
5.25%, 1/1/21 (mandatory put, 1/1/09 @ 100)	4,000,000	4,180,680
New York Tri-Borough Bridge and Tunnel Authority Revenue Bonds,
5.125%, 1/1/22 (prerefunded 1/1/12 @ 100)	5,000,000	5,430,850

North Dakota - 0.5%
Three Affiliated Tribes of the Fort Berthold Reservation Revenue Bonds,
5.621%, 11/1/19 (r)	4,175,000	4,173,330

Oklahoma - 0.5%
Tulsa County Oklahoma IDA Revenue Bonds:
5.00%, 4/20/47	3,025,000	1,172,127
3.00%, 5/20/47 (r)	5,935,000	3,157,954

Pennsylvania - 6.6%
Allegheny County Pennsylvania IDA Revenue Bonds, 3.375%,
5/1/31 (mandatory put, 5/1/08 @ 100)(r)	4,150,000	4,150,000
Erie Pennsylvania Higher Educational Building Authority Revenue
Bonds, 3.25%, 11/1/23 (mandatory put, 11/1/06 @ 100)(r)	5,325,000	5,305,298
Pennsylvania State Higher Educational Facilities Authority Revenue Bonds:
2.90%, 5/1/25 (mandatory put, 5/1/06 @ 100)(r)	3,900,000	3,893,331
3.20%, 11/1/27 (mandatory put, 11/1/06 @ 100)(r)	9,700,000	9,700,000
Series E4, 3.56%, 11/1/29 (r)	3,850,000	3,850,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Pennsylvania - Cont'd
Series E5, 3.56%, 11/1/29 (r)	$9,900,000	$9,900,000
3.20%, 11/1/32 (mandatory put, 11/1/06 @ 100)(r)	7,050,000	7,051,974
2.75%, 11/1/34 (mandatory put, 11/1/07 @ 100)(r)	5,070,000	4,981,934
Temple University of the Commonwealth System Pennsylvania Revenue
Bonds, 4.00%, 4/28/06	2,000,000	2,004,780

Puerto Rico - 1.2%
Puerto Rico Commonwealth Tax and Revenue Anticipation Notes, 4.50%,
7/28/06	5,000,000	5,035,200
Puerto Rico Commonwealth Housing Finance Corp. Revenue VRDN,
3.66%, 6/1/21 (r)	4,395,000	4,395,000

South Carolina - 0.7%
Dorchester County South Carolina IDA Revenue VRDN, 3.936%,
10/1/24 (r)	5,100,000	5,100,000

South Dakota - 0.6%
South Dakota State Housing Development Authority Revenue Bonds,
4.50%, 12/15/06	5,000,000	5,048,674

Tennessee - 2.4%
Metropolitan Government Nashville & Davidson County Tennessee
Health & Educational Facilities Revenue VRDN, 3.55%, 12/1/27 (r)	3,500,000	3,500,000
Sevier County Tennessee Public Building Authority Revenue VRDN:
Series III A-2, 3.53%, 6/1/18 (r)	4,715,000	4,715,000
Series III C-3, 3.53%, 6/1/18 (r)	3,170,000	3,170,000
3.53%, 6/1/20 (r)	2,570,000	2,570,000
3.53%, 6/1/30 (r)	1,390,000	1,390,000
Tennessee State School Bond Authority Revenue Bonds, 5.50%, 5/1/12	3,035,000	3,102,013

Texas - 12.1%
Dallas Texas GO Bonds, 4.00%, 2/15/07	4,515,000	4,550,217
Denton Texas Independent School District GO Bonds, 3.00%, 8/15/21
(mandatory put, 8/15/06 @ 100)(r)	10,700,000	10,700,000
Garland Texas Independent School District GO Bonds, 2.75%, 6/15/29
(mandatory put, 6/15/06 @100)(r)	3,250,000	3,242,558
Grand Prairie Texas Independent School District GO Bonds, 3.05%,
8/1/33 (mandatory put, 7/31/07 @ 100)(r)	5,200,000	5,171,140
Harris County Texas GO Bonds, 5.00%, 10/1/09	5,130,000	5,195,613
Houston Texas Airport System Revenue Bonds, 6.00%, 7/1/07	4,030,000	4,169,075
Northside Texas Independent School District GO Bonds, 2.85%,
6/15/35 (mandatory put, 6/15/06 @ 100)(r)	5,000,000	4,987,650
Red River Texas Educational Finance Revenue Bonds, 3.10%, 12/1/31
(mandatory put, 12/3/07 @ 100)(r)	2,500,000	2,459,950

	Principal
Municipal Obligations - Cont'd	Amount	Value
Texas - Cont'd
San Antonio Texas Electric And Gas Utility Revenue Bonds, 5.75%, 2/1/16
(prerefunded 2/1/10 @ 100)	$5,105,000	$5,551,381
Spring Texas Independent School District GO Bonds:
5.00%, 8/15/28 (mandatory put, 8/15/06 @ 100)	3,000,000	3,029,130
5.00%, 8/15/29 (mandatory put, 8/15/08 @ 100)	3,500,000	3,623,130
Tarrant County Texas Health Facilities Development Authority Corp.
Revenue Bonds, 6.25%, 4/1/32	12,935,000	10,572,681
Tarrant County Texas Housing Finance Corp. Revenue Bonds, 6.25%,
3/1/04 (b)(f)	13,100,000	9,170,000
Texas State Gulf Coast Waste Disposal Authority Revenue VRDN,
3.73%, 6/1/20 (r)	2,600,000	2,600,000
Texas State Tax & Revenue Anticipation Notes, 4.50%, 8/31/06	18,290,000	18,433,759

Utah - 0.2%
Utah State Housing Corp. Revenue VRDN, 3.60%, 7/1/36 (r)	700,000	700,000
Utah State Municipal Securities Trust Certificates Revenue VRDN,
3.70%, 5/6/13 (r)	660,000	660,000

Vermont - 1.6%
Vermont State Educational and Health Buildings Financing
Agency Revenue VRDN:
3.79%, 11/1/21 (r)	6,800,000	6,800,000
3.54%, 10/1/30 (r)	800,000	800,000
3.66%, 1/1/33 (r)	2,710,000	2,710,000
3.54%, 7/1/33 (r)	2,000,000	2,000,000

Virginia - 1.7%
Chesapeake Virginia IDA Revenue Bonds, 5.25%, 2/1/08	3,000,000	3,019,350
Louisa Virginia IDA Solid Waste and Sewer Disposal Revenue Bonds,
2.35%, 4/1/22 (mandatory put, 4/1/07 @ 100)(r)	10,000,000	9,778,800

Washington - 2.4%
Seattle Washington GO Bonds, 3.10%, 1/15/26 (mandatory put,
8/30/06 @ 100)(r)	7,400,000	7,379,946
Seattle Washington Municipal Light and Power Revenue Bonds:
2.95%, 11/1/15 (mandatory put, 4/3/06 @ 100)	4,000,000	4,000,000
3.05%, 11/1/15 (mandatory put, 7/17/06 @ 100)	3,000,000	3,000,000
Washington State GO VRDN, 3.55%, 7/1/13 (r)	3,945,000	3,945,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
West Virginia - 4.0%
Weirton West Virginia Municipal Hospital Building Revenue Bonds,
3.40%, 12/1/31 (mandatory put, 12/1/06 @ 100)(r)	$9,200,000	$9,194,848
West Virginia State Economic Development Authority Commonwealth
Development Revenue Bonds, 6.68%, 4/1/25 (r)	22,835,000	21,371,048

Wisconsin - 1.1%
Wisconsin State Health & Educational Facilities Authority Revenue
VRDN, 3.75%, 12/1/15 (r)	2,500,000	2,500,000
Wisconsin State Petroleum Revenue Bonds, 5.00%, 7/1/07	6,000,000	6,053,460

Other - 5.0%
ABN AMRO Munitops Certificate Trust VRDN, 3.55%, 4/5/06 (r)	350,000	350,000
Class B Certificate Trust Revenue VRDN, 3.96%, 7/1/41 (r)	5,000,000	5,000,000
Munimae Trusts:
4.60%, 1/13/11 (mandatory put, 12/17/06 @ 100)	7,045,000	7,060,781
4.60%, 12/16/16 (mandatory put, 12/17/06 @ 100)	7,805,000	7,822,717
Roaring Fork Municipal Products LLC VRDN:
3.59%, 5/1/22 (r)	5,000,000	5,000,000
3.59%, 10/1/24 (r)	11,400,000	11,400,000
3.59%, 5/1/33 (r)	1,000,000	1,000,000
3.59%, 12/1/33 (r)	1,000,000	1,000,000

TOTAL INVESTMENTS (Cost $767,730,253) - 98.0%		754,667,138
Other assets and liabilities, net - 2.0%		15,652,928
Net Assets - 100%		$770,320,066

Net assets consist of:
Paid-in capital applicable to 72,851,208 shares of beneficial interest, unlimited number of no par shares authorized		$788,276,417
Undistributed net investment income		136,959
Accumulated net realized gain (loss) on investments		(5,030,195)
Net unrealized appreciation (depreciation) on investments		(13,063,115)

Net Assets		$770,320,066

Net Asset Value Per Share		$10.57

See notes to statements of net assets and notes to financial statements.

Long-Term Portfolio
Statement of Net Assets
December 31, 2005

	Principal
Municipal Obligations - 98.3%	Amount	Value
Alabama - 2.0%
Alabama State Drinking Water Finance Authority Revenue Bonds,
5.00%, 8/15/17	$1,165,000	$1,252,247

California - 15.2%
ABN AMRO Munitops Certificate Trust VRDN:
3.52%, 7/5/06 (r)	60,000	60,000
3.51%, 7/4/07 (r)	480,000	480,000
California Educational Facilities Authority Revenue Bonds, 6.625%,
6/1/20	1,490,000	1,610,243
Fontana California Public Finance Authority Revenue Bonds, 5.00%,
10/1/32	2,500,000	2,606,650
Freemont California COPs, 3.50%, 8/1/25 (r)	60,000	60,000
Hawaiian Gardens California Public Finance Authority Revenue Bonds:
5.25%, 12/1/22	1,475,000	1,593,737
5.25%, 12/1/23	1,000,000	1,078,180
Oxnard California COPs, 4.75%, 6/1/28	1,000,000	1,009,000
Perris California Union High School District Capital Appreciation
Certificates, 6.00%, 10/1/30	1,000,000	1,092,590

Colorado - 7.7%
Lakewood City Colorado Plaza Metropolitan District Public Number 1
Tax Allocation and Revenue Bonds, 8.00%, 12/1/25	2,000,000	2,205,060
Roaring Fork School District GO Bonds, 5.00%, 12/15/26	2,500,000	2,632,725

Florida - 12.6%
Dade County Florida GO Bonds, 7.75%, 10/1/18	2,000,000	2,698,880
Dade County Florida IDA Revenue Bonds, 8.00%, 6/1/22	1,270,000	1,292,314
Sunrise Florida Utility Systems Revenue Bonds,
5.50%, 10/1/18	2,500,000	2,831,200
Volusia County Florida School Board COPs, 5.00%, 8/1/17	1,025,000	1,098,318

Georgia - 0.3%
Fulton County Georgia IDA Revenue VRDN, 4.24%, 12/1/10 (r)	165,000	165,000

Illinois - 2.7%
Illinois State Metropolitan Pier and Exposition Authority Dedicated State
Tax Revenue Bonds, 5.75%, 6/15/41	500,000	552,330
Illinois State Student Assistance Community Student Loan Revenue Bonds,
5.10%, 9/1/08	1,135,000	1,174,487

	Principal
Municipal Obligations - Cont'd	Amount	Value
Kentucky - 3.6%
Kentucky Housing Corp. Revenue Bonds, 5.00%, 6/1/35
(mandatory put, 6/1/23 @ 100)(r)	$2,210,000	$2,266,952

Louisiana - 3.3%
Louisiana Local Government Environmental Facilities and Community
Development Authority Revenue Bonds, 6.30%, 7/1/30	1,000,000	1,101,510
Louisiana State Housing Finance Agency Revenue Bonds, 3.87%, 12/1/47
(mandatory put, 11/28/08 @ 100)(r)	1,000,000	1,000,000

Maryland - 1.7%
Cecil County Maryland Health Department COPs, 7.875%, 7/1/14	863,000	867,677
Maryland State Economic Development Corp. Revenue Bonds, 8.625%,
10/1/19 (k)	500,000	215,325

Michigan - 4.9%
Ann Arbor Michigan School District GO Bonds, 4.75%, 5/1/29	1,000,000	1,018,550
Taylor Michigan Building Authority GO Bonds, 5.00%, 10/1/23	1,920,000	2,033,971

New Jersey - 2.1%
Passaic Valley New Jersey Water Commission Revenue Bonds, 5.00%,
12/15/18	1,185,000	1,300,123

New York - 4.8%
New York State Dormitory Authority Revenue Bonds, 5.00%, 2/15/21	1,135,000	1,204,950
New York State Urban Development Corp. Revenue Bonds,
5.25%, 1/1/14	1,685,000	1,833,381

Ohio - 12.9%
Cleveland Ohio Municipal School District GO Bonds, 5.00%, 12/1/20	1,705,000	1,804,998
Hilliard Ohio School District GO Bonds, 5.00%, 12/1/27	2,895,000	3,064,329
Ohio State Building Authority Revenue Bonds, 5.00%, 4/1/20	1,625,000	1,712,181
Toledo Ohio Water System Revenue Bonds, 5.00%, 11/15/24	1,445,000	1,529,200

Oklahoma - 2.5%
Citizen Potawatomi Nation Revenue Bonds, 6.50%, 9/1/16	1,500,000	1,575,825

Puerto Rico - 2.0%
Puerto Rico Commonwealth GO Bonds, 5.00%, 7/1/30 (mandatory put,
7/1/12 @ 100)(r)	1,200,000	1,255,524

Rhode Island - 0.9%
Rhode Island Port Authority and Economic Development Corp. Airport
Revenue Bonds, 7.00%, 7/1/14	500,000	578,900

	Principal
Municipal Obligations - Cont'd	Amount	Value
South Carolina - 1.7%
Charleston County South Carolina Resource Recovery Revenue Bonds,
5.10%, 1/1/08	$1,025,000	$1,056,058

Texas - 5.6%
Mesquite Texas Independent School District No 1 GO Bonds, Zero Coupon,
8/15/20	500,000	249,325
North Forest Texas Independent School District GO Bonds, 6.25%,
8/15/16	1,045,000	1,048,020
Tarrant County Texas Health Facilities Development Corp. Revenue
Bonds, 5.75%, 2/15/15	2,000,000	2,242,540

Virgin Island - 1.8%
Virgin Islands Public Finance Authority Revenue Bonds, 6.375%, 10/1/19	1,000,000	1,114,680

Virginia - 2.9%
Chesterfield County Virginia IDA Pollution Control Revenue Bonds,
5.875%, 6/1/17	1,700,000	1,852,371

West Virginia - 1.5%
West Virginia State Economic Development Authority Commonwealth
Development Revenue Bonds, 6.68%, 4/1/25 (r)	992,500	928,871

Wisconsin - 5.6%
Monroe Wisconsin School District GO Bonds, 5.25%, 4/1/16	1,115,000	1,192,359
Wisconsin State Health & Educational Facilities Authority Revenue
VRDN, 3.57%, 12/1/15 (r)	2,345,000	2,345,000

TOTAL INVESTMENTS (Cost $60,722,744) - 98.3%		61,885,581
Other assets and liabilities, net - 1.7%		1,044,158
Net Assets - 100%		$62,929,739

Net assets consist of:
Paid-in capital applicable to 3,805,595 Class A shares of beneficial interest, unlimited number of no par shares authorized		$61,916,495
Undistributed net investment income		16,010
Accumulated net realized gain (loss) on investments		(101,579)
Net unrealized appreciation (depreciation)on investments		1,098,813

Net Assets		$62,929,739

Net Asset Value Per Share		$16.54

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
5 Year US Treasury Notes	20	3/06	$2,126,875	($7,064)
10 Year US Treasury Notes	75	3/06	8,205,469	(56,960)
Total Sold				($64,024)

See notes to statements of net assets and notes to financial statements.

Notes to Statements of Net assets

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b) This security was valued by the Board of Trustees. See Note A.

(f) Security has been restructured from an orginal maturity date of March 1, 2002. Security is currently in default for both principal and interest. Accrued interest as of December 31, 2005 totaled $1,501,042 and includes past due interest accrued since and due on September 1, 2004.

(j) Security is currently in default for interest. Accrued interest as of December 31, 2005 totaled $342,648 and includes past due accrued since and due on January 1, 2005.

(k) Interest payments have been deferred until July 1, 2006. At December 31, 2005 accumulated deferred interest totaled $114,651 and includes interest accrued since and due on October 1, 2003.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at year end.

Explanation of Guarantees:

BPA: Board-Purchase Agreement
CA: Collateral Agreement
C/LOC: Confirming Letter of Credit
GA: Guaranty Agreement
GIC: Guaranteed Investment Contract
IA: Investment Agreement
LOC: Letter of Credit
SWAP: Swap Agreement

Abbreviations:

COPs: Certificates of Participation
GO: General Obligation
HFA: Housing Finance Authority
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LO: Limited Obligation
MFH: Multi-Family Housing
SO: Special Obligation
VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statements of Operations
Year Ended December 31, 2005

	Money Market	Limited-Term	Long-Term
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$26,233,870	$30,526,247	$3,103,174

Expenses:
Investment advisory fee	2,359,403	5,292,023	378,625
Transfer agency fees and expenses	1,265,802	607,798	34,736
Distribution Plan expenses:
Class A	--	--	56,794
Trustees' fees and expenses	64,387	50,861	3,789
Administrative fees:
Class O	2,662,416	--	--
Class A	--	71,478	4,671
Institutional Class	24,465	--	--
Accounting fees	105,038	98,385	15,604
Custodian fees	80,353	71,522	15,827
Insurance	238,080	22,326	1,056
Registration fees	46,358	55,440	16,889
Reports to shareholders	226,248	72,814	10,497
Professional fees	33,995	29,700	19,315
Miscellaneous	174,838	58,664	6,728
Total expenses	7,281,383	6,431,011	564,531
Fees waived:
Class A	--	--	(2,983)
Fees paid indirectly	(144,503)	(77,083)	(7,020)
Net expenses	7,136,880	6,353,928	554,528

Net Investment Income	19,096,990	24,172,319	2,548,646

Realized and Unrealized Gain
(Loss) on Investments
Net realized gain (loss) on:
Investments	(5,644)	(2,826,811)	751,564
Futures	--	--	20,531
	(5,644)	(2,826,811)	772,095

Change in unrealized appreciation (depreciation) on:
Investments	--	(1,360,438)	(894,730)
Futures	--	--	131,606
	--	(1,360,438)	(763,124)

Net Realized and Unrealized
Gain (Loss) on Investments	(5,644)	(4,187,249)	8,971

Net Increase (Decrease) in Net Assets
Resulting from Operations	$19,091,346	$19,985,070	$2,557,617

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$19,096,990	$6,791,220
Net realized gain (loss)	(5,644)	(28,863)
Net increase from payments by Affiliates	--	131,488

Increase (Decrease) in Net Assets
Resulting from Operations	19,091,346	6,893,845

Distributions to shareholders from:
Net investment income:
Class O shares	(18,055,472)	(6,355,582)
Institutional Class shares	(1,018,309)	(442,422)
Total distributions	(19,073,781)	(6,798,004)

Capital share transactions:
Shares sold:
Class O shares	839,826,141	856,553,354
Institutional Class shares	454,502,007	615,007,218
Reinvestment of distributions:
Class O shares	17,687,481	6,255,274
Institutional Class shares	892,790	209,602
Shares redeemed:
Class O shares	(939,252,631)	(961,078,976)
Institutional Class shares	(443,796,588)	(682,699,802)
Total capital share transactions	(70,140,800)	(165,753,330)

Total Increase (Decrease) in Net Assets	(70,123,235)	(165,657,489)

Net Assets
Beginning of year	1,098,857,627	1,264,515,116
End of year (including undistributed net investment income of $46,775 and $35,729, respectively)	$1,028,734,392	$1,098,857,627

	Year Ended	Year Ended
	December 31,	December 31,
Capital Share Activity	2005	2004
Shares sold:
Class O shares	839,826,141	856,553,354
Institutional Class shares	454,502,007	615,007,218
Reinvestment of distributions:
Class O shares	17,687,481	6,255,274
Institutional Class shares	892,790	209,602
Shares redeemed:
Class O shares	(939,252,631)	(961,078,976)
Institutional Class shares	(443,796,588)	(682,699,802)
Total capital share activity	(70,140,800)	(165,753,330)

See notes to financial statements.

Limited-Term Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$24,172,319	$27,515,781
Net realized gain (loss)	(2,826,811)	(2,215,428)
Change in unrealized appreciation or (depreciation)	(1,360,438)	(16,694,569)

Increase (Decrease) in Net Assets
Resulting from Operations	19,985,070	8,605,784

Distributions to shareholders from:
Net investment income	(24,146,218)	(27,560,484)

Capital share transactions:
Shares sold	154,905,891	606,704,553
Reinvestment of distributions:	18,581,929	19,640,761
Redemption fees	1,337	164
Shares redeemed	(609,015,679)	(1,056,739,266)
Total capital share transactions	(435,526,522)	(430,393,788)

Total Increase (Decrease) in Net Assets	(439,687,670)	(449,348,488)

Net Assets
Beginning of year	1,210,007,736	1,659,356,224
End of year (including undistributed net investment income of $136,959 and $112,283, respectively)	$770,320,066	$1,210,007,736

Capital Share Activity
Shares sold	14,627,979	56,714,687
Reinvestment of distributions	1,758,131	1,842,312
Shares redeemed	(57,535,860)	(99,054,653)
Total capital share activity	(41,149,750)	(40,497,654)

See notes to financial statements.

Long-Term Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$2,548,646	$2,598,076
Net realized gain (loss)	772,095	(485,486)
Change in unrealized appreciation or (depreciation)	(763,124)	(860,605)

Increase (Decrease) in Net Assets
Resulting from Operations	2,557,617	1,251,985

Distributions to shareholders from:
Net investment income	(2,550,150)	(2,589,353)
Net realized gain	(387,515)	--
Total distributions	(2,937,665)	(2,589,353)

Capital share transactions:
Shares sold	3,282,386	4,375,048
Reinvestment of distributions	2,566,392	2,167,250
Shares redeemed	(5,849,467)	(13,442,045)
Total capital share transactions	(689)	(6,899,747)

Total Increase (Decrease) in Net Assets	(380,737)	(8,237,115)

Net Assets
Beginning of year	63,310,476	71,547,591
End of year (including undistributed net investment income of $16,010 and $21,354, respectively)	$62,929,739	$63,310,476

Capital Share Activity
Shares sold	196,691	261,574
Reinvestment of distributions	154,294	130,084
Shares redeemed	(350,274)	(812,708)
Total capital share activity	711	(421,050)

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Tax-Free Reserves (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of four separate portfolios, three of which are reported herein: Money Market, Limited-Term and Long-Term. Money Market and Limited-Term are registered as diversified portfolios and Long-Term as a non-diversified portfolio. The operations of each Portfolio are accounted for separately. Each Portfolio offers shares of beneficial interest. Money Market Class O and Institutional Class shares are sold without a sales charge. Institutional Class shares require a minimum account balance of $1,000,000 and have a lower expense ratio than Class O shares. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class A shares of Limited-Term and Long-Term are sold with a maximum front-end sales charge of 1.00% and 3.75%, respectively.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. All securities for Money Market are valued at amortized cost which approximates market in accordance with Rule 2a-7 of the Investment Company Act of 1940. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2005, securities valued at $27,403,580, or 3.6% of net assets, of the Limited-Term Portfolio, were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Portfolios may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolios could experience a delay in recovering the value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly for Money Market; dividends from net investment income are declared and paid monthly for Limited-Term and Long-Term. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodians' and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Money Market Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Portfolio are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Redemption Fee: The Limited-Term and Long-Term Portfolios charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (Long-Term) or five days of purchase (Limited-Term) in the same Portfolio. The redemption fee is paid to the Portfolio, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). Effective January 1, 2006, Ameritas Acacia Mutual Holding Company and Union Central Mutual Holding Company merged to form UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:

	First	Next	Over
	$500 Million	$500 Million	$1 Billion
Money Market	.25%	.20%	.15%
Limited-Term	.60%	.50%	.40%
Long-Term	.60%	.50%	.40%

Under terms of the agreement $192,730, $377,469, and $31,932 was payable at year end for Money Market, Limited-Term, and Long Term, respectively. In addition, $106,213, $79,609, and $9,534 was payable at year end for operating expenses paid by the Advisor during December 2005, for Money Market, Limited-Term and Long-Term, respectively.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Class O and Institutional Class of Money Market pay annual rates of .26% and .05%, respectively, based on their average daily net assets. The remaining portfolios of the Fund pay monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets. Under terms of the agreement $219,458 and $5,836 and $1,688 was payable at year end for Money Market. Limited-Term and Long-Term, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan adopted by Class A of Long-Term allows the Portfolio to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed an annual rate of average daily net assets of .35% on Long-Term. Under terms of the agreement $4,790 was payable at year end for Long-Term.

The Distributor received $15,461 and $8,944 as its portion of commissions charged on sales of Limited-Term and Long-Term, respectively during the year ended December 31, 2005.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $677,255, $54,025, and $3,787 for the year ended December 31, 2005 for Money Market, Limited-Term and Long-Term, respectively. Under terms of the agreement $55,040, $4,062, and $315 was payable at year end for Money Market, Limited-Term, and Long-Term, respectively. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Trustee fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	Limited-Term	Long-term
Purchases	$289,235,932	$68,493,999
Sales	428,012,315	69,673,560

Money Market held only short-term investments.

The following table presents the cost of investments for federal income tax purposes, the components of net unrealized appreciation (depreciation) as of December 31, 2005 and the net capital loss carryforwards with expiration dates as of December 31, 2005.

	Money Market	Limited-Term	Long-Term
Federal income tax cost	$1,042,272,248	$767,729,309	$60,721,781
Unrealized appreciation	--	609,406	1,644,984
Unrealized (depreciation)	--	(13,671,577)	(481,184)
Net appreciation (depreciation)	--	($13,062,171)	$1,163,800

Capital Loss Carryforwards
Expiration Date	Money Market	Limited-Term
December 31, 2012	$18,944	$2,204,809
December 31, 2013	--	$2,253,934

Capital loss carryforwards may be utilized to offset current and future capital gains until expiration.

Limited-Term and Long-Term intend to elect to defer post-October losses of $564,104 and $163,728, respectively, to the calendar year ending December 31, 2006. Such losses if unutilized will expire in 2014.

The tax character of dividends and distributions paid during the years ended December 31, 2005 and December 31, 2004 were as follows:

Money Market	2005	2004
Distributions paid from:
Tax-exempt income	$19,072,386	$6,766,845
Ordinary income	1,395	31,159
Total	$19,073,781	$6,798,004

Limited-Term	2005	2004
Distributions paid from:
Tax-exempt income	$24,141,930	$27,519,698
Ordinary income	4,288	40,786
Total	$24,146,218	$27,560,484

Long-Term	2005	2004
Distributions paid from:
Tax-exempt income	$2,548,250	$2,588,721
Ordinary income	1,900	632
Long-term capital gain	387,515	--
Total	$2,937,665	$2,589,353

As of December 31, 2005, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Money Market	Limited-Term	Long-Term
	Portfolio	Portfolio	Portfolio
Undistributed tax-exempt income	$46,775	$128,667	$13,172
Capital loss carryforward	(18,944)	(4,458,743)	--
Unrealized appreciation (depreciation)	--	(13,062,171)	1,163,800
Total	$27,831	($17,392,247)	$1,176,972

Reclassifications, as shown in the table below, have been made to the funds components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassifications is due to the treatment of market discount for federal tax purposes.

	Money Market	Limited-Term	Long-Term
Undistributed net investment income	($12,163)	($1,425)	($3,840)
Accumulated net realized gain (loss)	12,163	1,425	3,840

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are due to market discounts, post-October loss deferrals and wash sales for Limited-Term and Long-Term and are also due to futures contracts for Long-Term.

The Portfolios may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 under the Investment Company Act of 1940. For the year ended December 31, 2005, purchases and sales transactions were:

	Money Market	Limited-Term	Long-Term
Purchases	$501,872,669	$340,793,144	$20,225,000
Sales	275,492,000	497,943,954	15,745,000

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at December 31, 2005. For the year ended December 31, 2005, borrowings by the Portfolios under the agreement were as follows:

		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
Money Market	$330,735	3.45%	$12,789,443	April 2005
Limited-Term	351,560	4.02%	10,023,893	December 2005
Long-Term	13,407	3.93%	1,751,645	September 2005

Tax Information (Unaudited)

Money Market Portfolio designates $19,072,386 as exempt-interest dividends paid during the calendar year ended December 31, 2005.

Limited-Term Portfolio designates $24,141,930 as exempt-interest dividends paid during the calendar year ended December 31, 2005.

Long-Term Portfolio designates $2,548,250 as exempt-interest dividends paid during the calendar year ended December 31, 2005. Long-Term Portfolio also designates $387,515 as capital gain dividends paid during the calendar year ended December 31, 2005.

Money Market Portfolio
Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Class O Shares	2005	2004	2003
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.018	.006	.005
Distributions from
Net investment income	(.018)	(.006)	(.005)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.79%	.58%(x)	.50%
Ratios to average net assets: A
Net investment income	1.77%	.57%	.49%
Total expenses	.69%	.70%	.67%
Expenses before offsets	.69%	.69%	.67%
Net expenses	.68%	.69%	.67%
Net assets, ending (in thousands)	$987,404	$1,069,129	$1,167,378

	Years Ended
	December 31,	December 31,
Class O Shares	2002	2001
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.009	.024
Distributions from
Net investment income	(.009)	(.024)
Net realized gain	--	**
Total distributions	(.009)	(.024)
Net asset value, ending	$1.00	$1.00

Total return*	.89%	2.47%
Ratios to average net assets: A
Net investment income	.90%	2.41%
Total expenses	.68%	.63%
Expenses before offsets	.68%	.63%
Net expenses	.67%	.61%
Net assets, ending (in thousands)	$1,085,825	$1,254,312

Money Market Portfolio
Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Institutional Class	2005	2004	2003
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.021	.009	.008
Distributions from
Net investment income	(.021)	(.009)	(.008)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	2.09%	.90%(x)	.83%
Ratios to average net assets: A
Net investment income	2.09%	.87%	.85%
Total expenses	.38%	.38%	.35%
Expenses before offsets	.38%	.37%	.35%
Net expenses	.37%	.37%	.35%
Net assets, ending (in thousands)	$41,330	$29,729	$97,137

	Years Ended
	December 31,	December 31,
Institutional Class	2002	2001
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.012	.028
Distributions from
Net investment income	.012	(.028)
Net realized gain	--	**
Total distributions	(.012)	(.028)
Net asset value, ending	$1.00	$1.00

Total return*	1.24%	2.82%
Ratios to average net assets: A
Net investment income	1.24%	2.82%
Total expenses	.34%	.30%
Expenses before offsets	.34%	.30%
Net expenses	.34%	.28%
Net assets, ending (in thousands)	$173,443	$158,362

Limited-Term Portfolio
Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2005	2004	2003
Net asset value, beginning	$10.61	$10.74	$10.74
Income from investment operations
Net investment income	.27	.20	.20
Net realized and unrealized gain (loss)	(.04)	(.13)	**
Total from investment operations	.23	.07	.20
Distributions from
Net investment income	(.27)	(.20)	(.20)
Net realized gain	--	--	**
Total distributions	(.27)	(.20)	(.20)
Total increase (decrease) in net asset value	(.04)	(.13)	.00
Net asset value, ending	$10.57	$10.61	$10.74

Total return*	2.21%	.62%	1.91%
Ratios to average net assets: A
Net investment income	2.50%	1.80%	1.88%
Total expenses	.66%	.59%	.57%
Expenses before offsets	.66%	.59%	.57%
Net expenses	.66%	.59%	.57%
Portfolio turnover	57%	39%	31%
Net assets, ending (in thousands)	$770,320	$1,210,008	$1,659,356

	Years Ended
	December 31,	December 31,
Class A Shares	2002	2001
Net asset value, beginning	$10.69	$10.66
Income from investment operations
Net investment income	.28	.44
Net realized and unrealized gain (loss)	.05	.03
Total from investment operations	.33	.47
Distributions from
Net investment income	(.28)	(.44)
Net realized gain	**	--
Total distributions	(.28)	(.44)
Total increase (decrease) in net asset value	.05	.03
Net asset value, ending	$10.74	$10.69

Total return*	3.11%	4.46%
Ratios to average net assets: A
Net investment income	2.57%	4.09%
Total expenses	.62%	.70%
Expenses before offsets	.62%	.70%
Net expenses	.62%	.69%
Portfolio turnover	47%	63%
Net assets, ending (in thousands)	$1,348,434	$670,479

Long-Term Portfolio
Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2005	2004	2003
Net asset value, beginning	$16.64	$16.93	$17.03
Income from investment operations
Net investment income	.68	.65	.69
Net realized and unrealized gain (loss)	**	(.29)	.11
Total from investment operations	.68	.36	.80
Distributions from
Net investment income	(.68)	(.65)	(.69)
Net realized gains	(.10)	--	(.21)
Total distributions	(.78)	(.65)	(.90)
Total increase (decrease) in net asset value	(.10)	(.29)	(.10)
Net asset value, ending	$16.54	$16.64	$16.93

Total return*	4.15%	2.20%	4.77%
Ratios to average net assets: A
Net investment income	4.04%	3.91%	3.96%
Total expenses	.89%	.89%	.86%
Expenses before offsets	.89%	.88%	.85%
Net expenses	.88%	.88%	.85%
Portfolio turnover	116%	151%	219%
Net assets, ending (in thousands)	$62,930	$63,310	$71,548

	Years Ended
	December 31,	December 31,
Class A Shares	2002	2001
Net asset value, beginning	$16.20	$16.46
Income from investment operations
Net investment income	.70	.73
Net realized and unrealized gain (loss)	1.02	(.13)
Total from investments	1.72	.60
Distributions from
Net investment income	(.72)	(.73)
Net realized gains	(.17)	(.13)
Total distributions	(.89)	(.86)
Total increase (decrease) in net asset value	.83	(.26)
Net asset value, ending	$17.03	$16.20

Total return*	10.84%	3.68%
Ratios to average net assets: A
Net investment income	4.22%	4.47%
Total expenses	.87%	.87%
Expenses before offsets	.86%	.87%
Net expenses	.85%	.85%
Portfolio turnover	113%	85%
Net assets, ending (in thousands)	$74,231	$63,329

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return does not reflect deduction of Class A front-end sales charge and is not annualized for periods less than one year.

** Amount was less than .001 per share.

(x) On December 31, 2004, the Advisor voluntarily contributed $57,730 and $73,758 to Money Market's Class O and Class I shares, respectively, to offset some embedded capital losses in the Fund's NAV, which are not deductible for tax purposes. This transaction was deemed a "payment by affiliate." This payment by affiliate is not available for distribution and therefore does not affect total return.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund with respect to each of the Portfolios and the Advisor on December 7, 2005.

In evaluating the Investment Advisory Agreement with respect to each Portfolio, the Board of Directors considered on a Portfolio-by-Portfolio basis a variety of information relating to the Portfolios and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolios by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolios, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable mutual funds. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement with respect to each Portfolio. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with respect to each of the Portfolios with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement with respect to each Portfolio, the Directors considered on a Portfolio-by-Portfolio basis the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing each Portfolio's advisory fee; comparative performance, fee and expense information for each Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Portfolios; the effect of each Portfolio's growth and size on the Portfolio's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement for the Portfolios, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Directors also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Directors' familiarity with management through Board of Directors' meetings, discussions and other reports. The Directors considered the Advisor's management style and its performance in employing its investment strategies for each of the Portfolios, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for each Portfolio, were also considered. The Directors concluded that they were satisfied with the nature, extent and quality of services provided to each Portfolio under the Investment Advisory Agreement.

In considering each Portfolio's performance, the Board of Directors noted that the Board reviews on a quarterly basis detailed information about each Portfolio's performance results, portfolio composition and investment strategies. The Directors also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement with respect to each of the Portfolios, including, among other information, a comparison of each Portfolio's total return with its respective Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report, which indicated the following:

Money Market Portfolio. For the one-, three- and five-year annualized periods ended June 30, 2005, the Portfolio's performance was above the median of its peer group. The Portfolio underperformed its Lipper index for the one- and three-year periods and was at the index for the five-year period. The Board noted the Portfolio's improved performance. Based upon their review, the Directors concluded that the Portfolio's performance has been satisfactory.

Limited-Term Portfolio. For the one- and five-year annualized periods ended June 30, 2005, the Portfolio's performance was below the median of its performance universe (which includes the Portfolio's peer group as chosen by the independent third party, as well as all other funds with the same classification) and for the three-year period ended June 30, 2005, the Portfolio's performance was above the median of its performance universe. The Portfolio underperformed its Lipper index for the one-, three- and five-year periods. The Board took into account the Portfolio's investment strategies and the effect of the current interest rate environment on the Portfolio's performance. Based upon their review, the Directors concluded that the Portfolio's performance has been satisfactory.

Long-Term Portfolio. For the one- and three-year annualized periods ended June 30, 2005, the Portfolio's performance was below the median of its peer group and it underperformed its Lipper index and for the five-year period ended June 30, 2005, the Portfolio's performance was above the median of its peer group and it outperformed its Lipper index. The Board took into account management's discussion of the Portfolio's performance, including its more recent performance. Based upon their review, the Directors concluded that the Portfolio's performance is being addressed.

In considering each Portfolio's fees and expenses, the Board of Directors compared each Portfolio's fees and total expense ratios with various comparative data for the funds in its respective peer group. Among other things, the data indicated the following:

Money Market Portfolio. Among other things, the data indicated that the Portfolio's advisory fee (after taking into account waivers/expense reimbursements) and total expenses (net of any fee waivers/expense reimbursements and fees paid indirectly) were below the median of its peer group. The Directors also took into account management's discussion of the Portfolio's expenses and certain factors that bear upon the level of such expenses. Based upon their review, the Board of Directors determined that the advisory fee was reasonable in view of the high quality of services received by the Portfolio and the other factors considered.

Limited-Term Portfolio. Among other things, the data indicated that the Portfolio's advisory fee was above the median of its peer group and that total expenses (net of any fee waivers and fees paid indirectly) were below the median of its peer group. The Directors also took into account management's discussion of the Portfolio's expenses and certain factors that bear upon the level of such expenses. Based upon their review, the Board of Directors determined that the advisory fee was reasonable in view of the high quality of services received by the Portfolio and the other factors considered.

Long-Term Portfolio. Among other things, the data indicated that the Portfolio's advisory fee (after taking into account waivers/expense reimbursements) was above the median of its peer group and total expenses (net of any fee waivers/expense reimbursements and fees paid indirectly) were below the median of its peer group. The Directors also took into account management's discussion of the Portfolio's expenses and certain factors that bear upon the level of such expenses, including the current size of the Portfolio. Based upon their review, the Board of Directors determined that the advisory fee was reasonable in view of the high quality of services received by the Portfolio and the other factors considered.

In reviewing the overall profitability of each advisory fee to the Portfolios' Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to each of the Portfolios for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Directors reviewed the profitability of the Advisor's relationship with each Portfolio in terms of the total amount of annual advisory fees it receives with respect to that Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Directors also considered that the Advisor derives reputational and other indirect benefits. Based upon their review, the Directors concluded that the Advisor's level of profitability from its relationship with each Portfolio was reasonable.

The Board considered the effect of each Portfolio's current size and potential growth on its performance and fees. The Board noted that each Portfolio's advisory fee contains breakpoints that will reduce the advisory fee rate on assets above certain specified asset levels. The Board noted that the Long-Term Portfolio had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered and that the Money Market Portfolio and the Limited-Term Portfolio had reached such asset levels and were currently realizing economies of scale in their respective advisory fees. The Board also noted that if a Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Portfolio, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors. The Directors evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio.

Conclusions

The Directors reached the following conclusions regarding the Investment Advisory Agreement with respect to each Portfolio, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Money Market and Limited-Term Portfolios is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices and the performance of the Long-Term Portfolio is being addressed; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) each Portfolio's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Directors determined that reapproval of the Investment Advisory Agreement would be in the interests of each Portfolio and its respective shareholders.

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TRUSTEE AND OFFICER INFORMATION TABLE

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Age	Fund	Date	During Last 5 Years	Overseen	Directorships
DISINTERESTED TRUSTEES
RICHARD L. BAIRD, JR. AGE: 57	Trustee	CTFR 1980	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	26
FRANK H. BLATZ, JR., Esq. AGE: 70	Trustee	CTFR 1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
DOUGLAS E. FELDMAN, M.D. AGE: 57	Trustee	CTFR 1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA AGE: 73	Trustee	CTFR 1980	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12
JOHN GUFFEY, JR. AGE: 57	Trustee	CTFR 1980	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	26	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 60	Trustee	CTFR 1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 68	Trustee	CTFR 1982	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 53	Trustee & President	CTFR 1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
DAVID R. ROCHAT AGE: 68	Trustee & Senior Vice President	CTFR 1980	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq. AGE: 57	Trustee & Chair	CTFR 1980	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003)	26	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation
OFFICERS
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
CATHERINE P. ROY AGE: 50	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1980	Senior Vice President, Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Tax-Free Reserves

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

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www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

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

Calvert

Investments that make a difference®

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December 31, 2005
Annual Report
Calvert Tax-Free Reserves
Vermont Municipal Portfolio

Calvert
Investments that make a difference

A UNIFI Company

Calvert Tax-Free Reserves Vermont Municipal Portfolio

Table of Contents

President's Letter
2

Portfolio Manager Remarks
4

Shareholder Expense Example
8

Report of Independent Registered Public Accounting Firm
9

Statement of Net Assets
10

Statement of Operations
12

Statements of Changes in Net Assets
13

Notes to Financial Statements
14

Financial Highlights
18

Explanation of Financial Tables
19

Proxy Voting and Availability of Quarterly Portfolio Holdings
21

Basis for Board's Approval of Investment Advisory Contract
21

Trustee and Officer Information Table
24

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Dear Shareholder:

Over the past 12 months, the U.S. economy and fixed-income markets have proved remarkably resilient while facing challenges from higher energy prices, the ongoing war in Iraq, rising interest rates and the devastating effects of Hurricanes Katrina, Rita and Wilma. Calvert responded to the Gulf coast hurricanes with both humanitarian and financial assistance, and by crafting the "Katrina Principles" (learn more at www.calvert.com) that serve as guidelines to support sustainable rebuilding in the Gulf region.

In 2005, the Federal Reserve continued its campaign of quarter-point short-term interest rate increases to offset potential inflation, raising the Fed funds rate eight times to a still-moderate 4.25%. As a result, money market rates kept pace with the hikes and the average money market fund returned 2.4% for the year.1

The Impact of Rate Increases

Typically, as interest rates rise, bond prices--and the value of bond funds--decline. Short-term and, to a lesser extent, intermediate-term bond rates did rise during the year. But yields of longer-dated maturities remained largely flat before falling slightly at the end of the year--although this was more true of corporate bonds than municipals. In fact, looking at the broader indices, municipals outperformed taxable bonds in 2005, even before adjusting for taxes.2

Overall, positive bond returns were generated from income and price appreciation. Given the market's current anomalies, and the Fed's recent signals that it may be nearly done raising short-term interest rates, many bond fund investors are wondering where the market is headed over the next year.

A Long-Term, Disciplined Outlook

While no one can answer this question definitively, we believe that in any market environment, and particularly in challenging ones, it's wise to adhere to a long-term, well-diversified portfolio strategy that includes bond and money-market funds.

Calvert's expertise in the fixed-income markets spans 30 years, covering virtually every type of interest-rate environment. Over this period, our management team has refined its investment process that includes four key strategic components, which we refer to collectively as FourSight.TM This flexible process for seeking solid investments in any type of market includes: managing duration, monitoring the yield curve, optimizing sector allocation, and analyzing credit quality.

Calvert encourages you to work with a financial professional, who can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a thoughtful investment strategy.

As Calvert embarks on our 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
January 2006

1. iMoneyNet, "Low Long-Term Rates Hurt Bond Funds," Wall Street Journal, January 5, 2006
2. Lehman Brothers Municipal Bond Index returned 3.5% during 2005 versus 2.4% for the Lehman Brothers Aggregate Bond Index.

Portfolio Managers

Thomas A. Dailey
James B. O'Boyle
Dan Hayes

Calvert Tax-Free Reserves Vermont Municipal portfolio

Performance

For the 12-month reporting period ended December 31, 2005, Calvert Tax-Free Reserves Vermont Municipal Portfolio Class A shares (at NAV) returned 2.05%, versus the benchmark Lehman Municipal Bond Index return of 3.51% and the Lipper Other States Municipal Debt Funds Average return of 2.37%. Although the Portfolio underperformed its other-states national peer group, it outperformed the only other Vermont fund in the Lipper category, which returned 1.69%.1

Investment Climate

Over the reporting period, the Federal Reserve's Open Market Committee (FOMC) increased the target Fed funds rate at each of its eight scheduled meetings. By the end of the period, the rate stood at 4.25%. Money-market interest rates, including that on the three-month Treasury bill, rose in response to these hikes.2 Confounding our expectations and those of most of the market, though, was the fact that the increase in long-term interest rates over the reporting period was so small despite these rate hikes. In February, outgoing Fed Chairman Greenspan described this atypical behavior as a "conundrum."3 The 10-year Treasury yield moved slightly higher, to 4.39%, and the 30-year fixed-rate mortgage rate rose from 5.81% to 6.22%.

Despite sharply higher energy prices and a damaging hurricane season, the economy moved forward at a 3.5% year-over-year pace, as measured by GDP (gross domestic product), for the reporting period. Payroll growth faltered after Hurricane Katrina but still averaged 167,000 new jobs monthly, while the unemployment rate fell from 5.4% to 4.9%. Inflation, as reflected in the headline CPI (consumer price index), was up 3.4%. However, the core CPI, which excludes volatile food and energy prices, was steady at 2.2%. Rising inflation led the FOMC to consistently address the topic of inflation in its regular monetary policy statements.

In 2005, total municipal bond issuance in the U.S. reached a record-breaking $408 billion as long-term interest rates remained stubbornly low in the face of short-term interest rate hikes. Bond issuers continued to take advantage of the low level of long-term rates to address new financing needs as well as to refinance their higher-rate debt. Of the $408 billion new-bond issuance, Vermont represented $805 million.4

Portfolio Strategy

Our strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

Through the reporting period

we maintained our defensive posture in terms of relatively short duration and high credit quality in the Portfolio, since the FOMC made clear it would continue to raise the short-term Fed funds rate. Those increases led to a steady increase in short- and intermediate-term municipal bond rates as well. However, interest rates on municipal bonds with 20 or more years' maturity declined. The Portfolio's allocation to intermediate-term bonds was overweight relative to the Lehman benchmark and therefore detracted from performance.

We increased the Portfolio's allocation to State of Vermont general obligation bonds during the year, enhancing Portfolio performance. Moreover, in November, Moody's rating service upgraded the outlook of State of Vermont general obligation bonds to positive. Moody's cited the state's strong financial management as well as expectations for continued growth in the state's primary revenue sources as reasons for the outlook change.

Going forward

We remain slightly defensive from an interest-rate standpoint, since economic growth has been so resilient and we view increases in longer-term rates as likely in 2006. We will also remain defensive from a credit-quality standpoint until the yield spread between higher-rated and lower-rated bonds widens and we feel the Portfolio can be adequately compensated for purchasing lower-rated bonds. Portfolio credit quality remains high, with AAA rated securities comprising 72% of holdings.

There is intense debate in the market about the degree to which the FOMC has to continue raising the Fed funds rate in order to keep inflation and inflation expectations anchored. We are also aware that a pause in Fed tightening does not necessarily mean the end of Fed tightening in the current rate cycle. A pause might simply signal a time for the Fed to assess the effects of previous interest-rate hikes and to survey incoming economic data.

Outlook

The FOMC's rate hikes have restored the target Fed funds rate to a more neutral level, neither overly accommodative nor restrictive. We believe the Fed funds target rate will eventually reach between 4.5% and 4.75% in 2006. Following these increases, we believe FOMC action should depend on what the economic data indicate about the state of the economy going forward. Ben Bernanke takes over as Fed Chairman on February 1, 2006, and we look for a smooth transition from the Greenspan era. We expect another year of reasonable economic growth in the U.S. Risks to that expansion, however, would include a meaningful slowdown in the housing sector that could dampen consumer consumption, or a pick-up in core inflation that could raise long-term interest rates, which are currently very low.

Looking ahead, we believe the Portfolio's defensive positioning and flexible FourSightTM strategies will allow us to continue uncovering attractive investment opportunities for the Portfolio.

January 2006

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2005, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Fund
Information

asset allocation

Vermont long-term
tax-exempt bonds

NASDAQ symbol

CGVTX

CUSIP number

131620-70-0

Comparative Investment Performance (Total Return at NAV)
(as of 12.31.05)

	CTFR	Lipper Other States	Lehman
	Vermont Municipal	Municipal Debt	Municipal Bond
	Portfolio	Funds Average	Index TR
1 year	2.05%	2.37%	3.51%
5 year*	4.36%	4.25%	5.59%
10 year*	4.36%	4.48%	5.71%

Total return at NAV does not reflect the deduction of the Portfolios 3.75% front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Portfolio
statistics

monthly
dividend yield
12.31.05	3.43%
12.31.04	3.31%

30 day SEC yield
12.31.05	3.41%
12.31.04	3.07%

weighted
average maturity
12.31.05	13 years
12.31.04	12 years

effective duration
12.31.05	4.35 years
12.31.04	4.13 years

average annual
total return
as of 12.31.05
1 year	(1.76%)
5 year	3.56%
10 year	3.96%
inception	5.23%
(4.01.91)

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Source: Lipper Analytical Services, Inc.

% of Total
Economic Sectors	Investments

Bond Bank	12.3%
Education	18.9%
Facilities	5.7%
General Obligation	20.4%
General Revenue	4.5%
Housing	4.7%
Medical	4.3%
Pollution Control	1.6%
Transportation	10.1%
Utilities	17.5%
100%

1. Source: Lipper. Federated Vermont Municipal Income Fund.

2. The three-month T-Bill yield rose from 2.22% to 4.08%.

3. Testimony before Congress on February 16, 2005.

4. Bond-issuance figures provided by Merrill Lynch.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	7/1/05	12/31/05	7/1/05 - 12/31/05
Actual	$1,000.00	$1,005.20	$3.95
Hypothetical	$1,000.00	$1,021.26	$3.98
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Calvert Tax-Free Reserves and
Shareholders of Vermont Municipal Portfolio:

We have audited the accompanying statement of net assets of Vermont Municipal Portfolio (the "Fund"), a series of Calvert Tax-Free Reserves, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Vermont Municipal Portfolio of Calvert Tax-Free Reserves as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG, LLP
Philadelphia, Pennsylvania
February 21, 2006

Statement of Net Assets
December 31, 2005

	Principal
Municipal Obligations - 98.4%	Amount	Value
Vermont - 67.6%
Burlington Vermont Electric Revenue Bonds:
6.375%, 7/1/10	$3,125,000	$3,502,094
5.375%, 7/1/12	1,405,000	1,546,736
Rutland County Vermont Solid Waste District Revenue Bonds:
6.55%, 11/1/06	100,000	102,375
6.60%, 11/1/07	100,000	105,094
6.70%, 11/1/08	100,000	107,813
6.75%, 11/1/09	100,000	110,105
6.80%, 11/1/10	100,000	112,395
6.80%, 11/1/11	100,000	113,975
6.85%, 11/1/12	100,000	115,727
University of Vermont and State Agriculture College Revenue Bonds:
5.00%, 10/1/23	1,000,000	1,064,240
5.125%, 10/1/27	1,000,000	1,052,210
Vermont Municipal Bond Bank Revenue Bonds:
5.00%, 12/1/17	1,000,000	1,076,080
5.50%, 12/1/18	1,060,000	1,146,051
5.50%, 12/1/19	1,500,000	1,621,770
5.00%, 12/1/19	2,000,000	2,141,080
Vermont State Educational and Health Buildings Financing
Agency Revenue Bonds:
5.00%, 12/1/12	1,000,000	1,075,220
6.60%, 12/1/14	1,050,000	1,084,062
5.50%, 7/1/18	1,955,000	2,013,122
5.00%, 10/1/23	1,000,000	1,035,280
5.625%, 10/1/25	1,000,000	1,021,550
5.00%, 11/1/32	1,810,000	1,877,730
5.50%, 1/1/33	1,100,000	1,122,099
Vermont State GO Bonds:
Zero Coupon, 8/1/08	400,000	366,508
5.00%, 2/1/15	2,500,000	2,711,625
4.625%, 8/1/17	2,485,000	2,569,266
Vermont State Housing Finance Agency Single Family Revenue Bonds:
4.00%, 11/1/12	540,000	537,359
5.25%, 11/1/20	205,000	210,617
5.55%, 11/1/21	650,000	672,277
4.90%, 11/1/22	880,000	898,682
Vermont State Public Power Supply Authority Revenue Bonds,
5.25%, 7/1/13	2,180,000	2,398,109

Total Vermont (Cost $32,451,831)		33,511,251

Territories - 30.8%
Guam Electric Power Authority Revenue Bonds, 5.25%, 10/1/12	1,000,000	1,071,590

	Principal
Municipal Obligations - Cont'd	Amount	Value
Territories - Cont'd
Guam Government LO Highway and Transportation Authority
Revenue Bonds, 4.50%, 5/1/12	$1,500,000	$1,566,435
Puerto Rico Commonwealth GO Bonds:
6.50%, 7/1/14	1,690,000	2,025,702
5.50%, 7/1/17	1,000,000	1,140,190
5.50%, 7/1/21	1,000,000	1,156,950
Puerto Rico Commonwealth Highway and Transportation Authority
Revenue Bonds:
5.50%, 7/1/17	2,000,000	2,280,380
5.25%, 7/1/38 (prerefunded 7/1/12 @ 100)	1,000,000	1,087,050
Puerto Rico Public Buildings Authority Revenue Bonds, 5.25%,
7/1/20	2,470,000	2,778,231
Puerto Rico Public Finance Corp., 5.70%, 8/1/25 (prerefunded
2/1/10 @ 100)	1,000,000	1,081,590
Virgin Islands Public Finance Authority Revenue Bonds,
5.25%, 10/1/15	1,000,000	1,105,480

Total Territories (Cost $15,348,911)		15,293,598

TOTAL INVESTMENTS (Cost $47,800,742) - 98.4%		48,804,849
Other assets and liabilities, net - 1.6%		781,509
Net Assets - 100%		$49,586,358

Net Assets Consist of:
Paid-in capital applicable to 3,169,858 Class A shares of beneficial interest, unlimited number of no par shares authorized		$48,642,670
Undistributed net investment income		32,728
Accumulated net realized gain (loss) on investments		(28,432)
Net unrealized appreciation (depreciation) on investments		939,392

Net Assets		$49,586,358

Net Asset Value Per Share		$15.64

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
5 Year U.S. Treasury Notes	30	3/06	$3,190,313	($10,596)
10 Year U.S. Treasury Notes	72	3/06	7,877,250	(54,119)
Total Sold				($64,715)

Abbreviations:

GO: General Obligation
LO: Limited Obligation

See notes to financial statements.

Statement of Operations
Year Ended December 31, 2005

Net Investment Income
Investment Income:
Interest income	$2,202,617

Expenses:
Investment advisory fee	303,330
Transfer agency fees and expenses	32,041
Trustees' fees and expenses	3,070
Administrative fees	3,742
Accounting fees	12,419
Custodian fees	13,313
Registration fees	4,116
Reports to shareholders	13,335
Professional fees	19,173
Miscellaneous	7,277
Total expenses	411,816
Fees waived	(1,945)
Fees paid indirectly	(7,249)
Net expenses	402,622

Net Investment Income	1,799,995

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	285,203
Futures	93,984
379,187

Change in unrealized appreciation (depreciation) on:
Investments	(1,135,835)
Futures	8,804
(1,127,031)

Net Realized and Unrealized Gain
(Loss)	(747,844)

Increase (Decrease) in Net Assets
Resulting From Operations	$1,052,151

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$1,799,995	$1,826,975
Net realized gain (loss)	379,187	(103,764)
Change in unrealized appreciation or (depreciation)	(1,127,031)	(506,374)

Increase (Decrease) in Net Assets
Resulting From Operations	1,052,151	1,216,837

Distributions to shareholders from:
Net investment income	(1,795,612)	(1,822,815)
Net realized gain	(310,735)	--
Total distributions	(2,106,347)	(1,822,815)

Capital share transactions:
Shares sold	3,886,476	2,879,417
Reinvestment of distributions	1,308,088	1,097,439
Redemption fees	--	14
Shares redeemed	(6,209,372)	(4,603,145)
Total capital share transactions	(1,014,808)	(626,275)

Total Increase (Decrease) in Net Assets	(2,069,004)	(1,232,253)

Net Assets
Beginning of year	51,655,362	52,887,615
End of year (including undistributed net investment income
of $32,728 and $28,348, respectively)	$49,586,358	$51,655,362

Capital Share Activity
Shares sold	245,415	180,632
Reinvestment of distributions	82,864	68,751
Shares redeemed	(391,698)	(288,006)
Total capital share activity	(63,419)	(38,623)

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: The Vermont Municipal Portfolio (the "Portfolio"), a series of Calvert Tax-Free Reserves (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of four separate portfolios. The operations of each series are accounted for separately. Class A shares of the Portfolio are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2005, no securities were fair valued under the direction of the Board of Trustees.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Redemption Fees: The Portfolio charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio. The redemption fee is paid to the Portfolio and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has arrangements with its custodian banks whereby the custodians' and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the banks. These credits are used to reduce the Portfolio's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). Effective January 1, 2006, Ameritas Acacia Mutual Holding Company and Union Central Mutual Holding Company merged to form UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates of average daily net assets: .60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion. Under the terms of the agreement, $25,315 was payable at year end. In addition, $7,736 was payable at year end for operating expenses paid by the Advisor during December 2005.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. The Fund (exclusive of the Money Market portfolio) pays monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets. For the year ended December 31, 2005, CASC waived $1,945 of its fee. Under the terms of the agreement, $1,797 was payable at year end. Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. The Distributor received $16,552 as its portion of commissions charged on sales of the Portfolio for the year ended December 31, 2005.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $4,324 for the year ended December 31, 2005. Under the terms of the agreement, $314 was payable at year end. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Trustee fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $7,894,103 and $6,174,600, respectively.

The cost of investments owned at December 31, 2005 for federal income tax purposes was $47,775,421. Net unrealized appreciation aggregated $1,029,428, of which $1,301,220 related to appreciated securities and $271,792 related to depreciated securities.

The Portfolio intends to elect to defer post-October losses of $93,147 to the calendar year ending December 31, 2006. Such losses if unutilized will expire in 2014.

The tax character of dividends and distributions paid during the years ended December 31, 2005 and December 31, 2004 were as follows:

	2005	2004
Distributions paid from:
Tax-exempt income	$1,794,204	$1,822,531
Ordinary income	1,408	284
Long-term capital gain	310,735	--
Total	$2,106,347	$1,822,815

As of December 31, 2005, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$7,407
Unrealized appreciation (depreciation)	1,029,428
Total	$1,036,835

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are due to the treatment of market discounts and futures contracts for federal tax purposes and the deferral of post-October capital losses.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. For the year ended December 31, 2005, purchases and sales transactions were $8,650,000 and $11,240,000, respectively. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2005. For the year ended December 31, 2005, borrowing information by the Portfolio under the Agreement was as follows:

Average	Weighted	Maximum	Month of
Daily	Average interest	Amount	Maximum Amount
Balance	Rate	Borrowed	Borrowed
$4,431	3.86%	$304,160	August 2005

Tax Information (Unaudited)

The Portfolio designates $310,735 as capital gain dividends paid during the calendar year ended December 31, 2005. The Portfolio also designates $1,794,204 as exempt-interest dividends paid during the calendar year ended December 31, 2005.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2005	2004	2003
Net asset value, beginning	$15.98	$16.16	$16.21
Income from investment operations
Net investment income	.56	.56	.60
Net realized and unrealized gain (loss)	(.24)	(.18)	.10
Total from investment operations	.32	.38	.70
Distributions from
Net investment income	(.56)	(.56)	(.60)
Net realized gains	(.10)	--	(.15)
Total distributions	(0.66)	(.56)	(.75)
Total increase (decrease) in net asset value	(0.34)	(.18)	(.05)
Net asset value, ending	$15.64	$15.98	$16.16

Total return *	2.05%	2.44%	4.42%
Ratios to average net assets: A
Net investment income	3.56%	3.53%	3.70%
Total expenses	.81%	.81%	.80%
Expenses before offsets	.81%	.80%	.79%
Net expenses	.80%	.80%	.79%
Portfolio turnover	13%	15%	26%
Net assets, ending (in thousands)	$49,586	$51,655	$52,888

	Years Ended
	December 31,	December 31,
Class A Shares	2002	2001
Net asset value, beginning	$15.56	$15.67
Income from investment operations
Net investment income	.65	.66
Net realized and unrealized gain (loss)	.78	(.09)
Total from investment operations	1.43	.57
Distributions from
Net investment income	(.66)	(.67)
Net realized gains	(.12)	(.01)
Total distributions	(.78)	(.68)
Total increase (decrease) in net asset value	.65	(.11)
Net asset value, ending	$16.21	$15.56

Total return *	9.37%	3.67%
Ratios to average net assets: A
Net investment income	4.08%	4.21%
Total expenses	.79%	.79%
Expenses before offsets	.79%	.79%
Net expenses	.78%	.76%
Portfolio turnover	20%	8%
Net assets, ending (in thousands)	$53,884	$49,981

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

* Total return does not reflect deduction of Class A front-end sales charge and is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Fund with respect to the Portfolio and the Advisor on December 7, 2005.

In evaluating the Investment Advisory Agreement, the Board of Trustees considered a variety of information relating to the Portfolio and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Trustees considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Trustees reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Trustees' familiarity with management through Board of Trustees' meetings, discussions and other reports. The Trustees considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board of Trustees noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one-, three- and five-year annualized periods ended June 30, 2005, the Portfolio's performance was below the median of its peer group. The Board took into account management's discussion of the Portfolio's performance, including its more recent performance. The Board also took into account the Portfolio's fund type and its position within the Calvert Group of Funds offerings. Based upon their review, the Trustees concluded that the Portfolio's performance has been satisfactory.

In considering the Portfolio's fees and expenses, the Board of Trustees compared the Portfolio's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Portfolio's advisory fee was above the median of its peer group and total expenses (net of any fee waivers and fees paid indirectly)were at the median of its peer group. The Trustees also took into account management's discussion of the Portfolio's expenses and certain factors that bear upon the level of such expenses. Based upon their review, the Board of Trustees determined that the advisory fee was reasonable in view of the high quality of services received by the Portfolio and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Portfolio for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Trustees reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it receives with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Trustees also considered that the Advisor derives reputational and other indirect benefits. Based upon their review, the Trustees concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's advisory fee contains breakpoints that will reduce the advisory fee rate on assets above certain specified asset levels. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board of Trustees, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Trustees reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Trustees determined that reapproval of the Investment Advisory Agreement would be in the interests of the Portfolio and its shareholders.

TRUSTEE AND OFFICER INFORMATION TABLE

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Age	Fund	Date	During Last 5 Years	Overseen	Directorships
DISINTERESTED TRUSTEES
RICHARD L. BAIRD, JR. AGE: 57	Trustee	CTFR 1980	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	26
FRANK H. BLATZ, JR., Esq. AGE: 70	Trustee	CTFR 1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
DOUGLAS E. FELDMAN, M.D. AGE: 57	Trustee	CTFR 1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA AGE: 73	Trustee	CTFR 1980	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12
JOHN GUFFEY, JR. AGE: 57	Trustee	CTFR 1980	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	26	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 60	Trustee	CTFR 1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 68	Trustee	CTFR 1982	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 53	Trustee & President	CTFR 1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
DAVID R. ROCHAT AGE: 68	Trustee & Senior Vice President	CTFR 1980	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq. AGE: 57	Trustee & Chair	CTFR 1980	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003)	26	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation
OFFICERS
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
CATHERINE P. ROY AGE: 50	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHIEMER, CPA AGE: 53	Treasurer	1980	Senior Vice President, Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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Calvert Tax-Free Reserves Vermont Municipal Portfolio

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

printed on recycled paper using soy-based inks

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Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
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Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Muni. Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder reports presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an "independent" Trustee/Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 12/31/04		Fiscal Year ended 12/31/05
	$	%*	$	% *

(a) Audit Fees	$58,300	0%	$62,700	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$9,240	0%	$10,560	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$67,540	0%	$73,260	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/04		Fiscal Year ended 12/31/05
$	%*	$	% *

$11,000	0%*	$10,000	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item on its Form N-CSR filed on September 9, 2004.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT TAX-FREE RESERVES

By:	/s/Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer

Date: March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer

Date: March 2, 2006

By:	/s/ Ronald M. Wolfsheimer Ronald M. Wolfsheimer Treasurer -- Principal Financial Officer

Date: March 2, 2006